UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-00649

Fidelity Puritan Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Puritan® K6 Fund

Annual Report
August 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2022	Past 1 year	Life of Fund A
Class K6	-12.35%	9.09%

A     From June 14, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Puritan® K6 Fund, on June 14, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

17,500
16,000
15,000
14,000
13,000
12,000
11,000
10,000
$9,000
2019
2020
2021
2022
Period Ending Values
$13,227 Fidelity® Puritan® K6 Fund
$14,449 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
The S&P 500® index returned -11.23% for the 12 months ending August 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), even as the central bank again raised its benchmark interest rate by 0.75%, before a leg down in August (-4.08%). Turning to fixed income, U.S. taxable investment-grade bonds returned -11.52% for the 12 months, hampered by higher interest rates. Meanwhile, U.S. corporate high-yield bonds returned -10.43% and U.S. Treasury Inflation-Protected Securities had a return of -5.98%.
Comments from Portfolio Manager Daniel Kelley:
For the fiscal year, the fund returned -12.35%, lagging the -11.07% result of the Fidelity Puritan Composite IndexSM - a 60/40 blend of the S&P 500® index and the Bloomberg U.S. Aggregate Bond Index. Versus the Composite index, security selection in the fund's equities subportfolio detracted most, whereas issue selection within the investment-grade and high-yield subportfolios modestly contributed. In the equities subportfolio, my positioning in the consumer staples portfolio and picks in the information technology and consumer discretionary sectors notably hindered relative performance this period. Versus the Composite index, the biggest individual detractor was a sizable underweighting in consumer electronics leader Apple (+4%), the fund's No. 1 holding on August 31. A lack of exposure for most of the period to integrated energy company Chevron, which rose 70% within the S&P 500, and a large underweighting in electric automobile company Tesla, up 12% this period, also hampered relative performance. Conversely, an overweighting in energy and stock picks in health care helped the past 12 months. In terms of individual stocks, largely avoiding payments processor PayPal Holdings, which returned -68% in the index, and overweighting energy services company Hess (+81%) notably aided the fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2022 (Unaudited)
The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.
Top Holdings (% of Fund's net assets)

Apple, Inc.	3.8
Microsoft Corp.	3.7
Alphabet, Inc. Class C	3.3
UnitedHealth Group, Inc.	2.9
Amazon.com, Inc.	2.3
MasterCard, Inc. Class A	1.9
Marvell Technology, Inc.	1.3
Exxon Mobil Corp.	1.3
The Coca-Cola Co.	1.3
Eli Lilly & Co.	1.0
22.8

Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
U.S. Treasury Obligations	10.5
Freddie Mac	1.9
Fannie Mae	1.6
Uniform Mortgage Backed Securities	1.6
Ginnie Mae	1.1
JPMorgan Chase & Co.	1.0
Bank of America Corp.	0.4
Morgan Stanley	0.4
BX Trust	0.3
Citigroup, Inc.	0.3
19.1

Market Sectors (% of Fund's net assets)

Information Technology	15.8
Health Care	12.4
Financials	10.7
Consumer Discretionary	8.5
Energy	6.9
Communication Services	6.6
Industrials	5.3
Consumer Staples	4.5
Utilities	3.0
Real Estate	1.9
Materials	1.6
All Other	0.2

Asset Allocation (% of Fund's net assets)

Foreign investments - 9.8%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Percentages in the above tables are adjusted for the effect of futures contracts and swaps, if applicable.
An unaudited holdings listing for the fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments August 31, 2022
Showing Percentage of Net Assets
Common Stocks - 61.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.7%
Entertainment - 0.3%
Electronic Arts, Inc.	2,218	281,398
Endeavor Group Holdings, Inc. (a)	6,138	138,842
LiveOne, Inc. (a)(b)	182,608	182,590
Netflix, Inc. (a)	9,076	2,029,031
Universal Music Group NV	4,798	95,278
		2,727,139
Interactive Media & Services - 4.1%
Alphabet, Inc. Class C (a)	251,288	27,428,085
Meta Platforms, Inc. Class A (a)	30,496	4,968,713
Snap, Inc. Class A (a)	8,849	96,277
Twitter, Inc. (a)	11,737	454,809
Zoominfo Technologies, Inc. (a)	26,612	1,208,717
		34,156,601
Media - 0.3%
Charter Communications, Inc. Class A (a)	4,320	1,782,562
Liberty Media Corp. Liberty Formula One Group Series C (a)	2,859	182,061
		1,964,623
TOTAL COMMUNICATION SERVICES		38,848,363
CONSUMER DISCRETIONARY - 7.6%
Automobiles - 0.5%
Tesla, Inc. (a)	16,348	4,505,672
Hotels, Restaurants & Leisure - 1.9%
Airbnb, Inc. Class A (a)	5,596	633,020
Booking Holdings, Inc. (a)	363	680,919
Caesars Entertainment, Inc. (a)	6,549	282,393
Chipotle Mexican Grill, Inc. (a)	148	236,326
Compass Group PLC	155,155	3,337,548
Hilton Worldwide Holdings, Inc.	37,529	4,779,693
Marriott International, Inc. Class A	31,438	4,833,278
Penn Entertainment, Inc. (a)	27,048	844,709
		15,627,886
Household Durables - 0.1%
NVR, Inc. (a)	135	558,908
Internet & Direct Marketing Retail - 3.1%
Amazon.com, Inc. (a)	150,957	19,136,819
JD.com, Inc. sponsored ADR	4,166	264,499
Lyft, Inc. (a)	100,796	1,484,725
Revolve Group, Inc. (a)	3,085	72,467
Uber Technologies, Inc. (a)	168,736	4,852,847
		25,811,357
Multiline Retail - 0.7%
Dollar General Corp.	23,185	5,504,583
Dollar Tree, Inc. (a)	1,076	145,992
Target Corp.	2,161	346,495
		5,997,070
Specialty Retail - 0.7%
Aritzia, Inc. (a)	3,954	128,614
Industria de Diseno Textil SA	14,435	311,672
Lowe's Companies, Inc.	12,342	2,396,076
The Home Depot, Inc.	925	266,789
TJX Companies, Inc.	48,770	3,040,810
		6,143,961
Textiles, Apparel & Luxury Goods - 0.6%
Brunello Cucinelli SpA	36,582	1,904,328
LVMH Moet Hennessy Louis Vuitton SE	3,128	2,018,395
Moncler SpA	3,894	174,689
NIKE, Inc. Class B	6,070	646,152
On Holding AG	490	9,795
		4,753,359
TOTAL CONSUMER DISCRETIONARY		63,398,213
CONSUMER STAPLES - 3.7%
Beverages - 2.9%
Constellation Brands, Inc. Class A (sub. vtg.)	8,114	1,996,450
Diageo PLC	134,626	5,849,014
Monster Beverage Corp. (a)	59,673	5,300,753
The Coca-Cola Co.	171,343	10,573,577
		23,719,794
Household Products - 0.2%
Kimberly-Clark Corp.	15,187	1,936,646
Personal Products - 0.0%
L'Oreal SA (a)	182	62,507
Tobacco - 0.6%
Philip Morris International, Inc.	52,836	5,045,310
Swedish Match Co. AB	16,200	162,634
		5,207,944
TOTAL CONSUMER STAPLES		30,926,891
ENERGY - 4.8%
Energy Equipment & Services - 1.6%
Baker Hughes Co. Class A	147,805	3,733,554
Halliburton Co.	144,204	4,344,867
NOV, Inc.	65,097	1,150,264
Schlumberger Ltd.	93,595	3,570,649
TechnipFMC PLC (a)	45,005	368,141
		13,167,475
Oil, Gas & Consumable Fuels - 3.2%
Antero Resources Corp. (a)	10,929	438,034
Canadian Natural Resources Ltd.	38,032	2,084,977
Cheniere Energy, Inc.	3,079	493,194
Denbury, Inc. (a)	5,151	458,078
Exxon Mobil Corp.	113,015	10,803,104
Hess Corp.	55,144	6,660,292
Neste OYJ	6,100	301,912
Peabody Energy Corp. (a)(b)	5,035	124,163
Phillips 66 Co.	4,160	372,154
Pioneer Natural Resources Co.	9,381	2,375,457
Range Resources Corp.	13,883	456,195
Valero Energy Corp.	22,321	2,614,236
		27,181,796
TOTAL ENERGY		40,349,271
FINANCIALS - 5.1%
Banks - 1.5%
Bank of America Corp.	212,946	7,157,115
First Republic Bank	1,401	212,714
Huntington Bancshares, Inc.	18,084	242,326
M&T Bank Corp.	1,208	219,590
Wells Fargo & Co.	108,169	4,728,067
		12,559,812
Capital Markets - 1.1%
Ares Management Corp.	5,313	393,906
Charles Schwab Corp.	12,203	865,803
Deutsche Borse AG	646	109,222
Intercontinental Exchange, Inc.	58,871	5,937,140
Morningstar, Inc.	2,243	511,382
Raymond James Financial, Inc.	9,532	994,855
		8,812,308
Consumer Finance - 0.2%
American Express Co.	11,511	1,749,672
Diversified Financial Services - 0.3%
Berkshire Hathaway, Inc. Class B (a)	8,798	2,470,478
Insurance - 2.0%
American Financial Group, Inc.	11,389	1,454,148
Arthur J. Gallagher & Co.	23,091	4,192,633
Chubb Ltd.	3,651	690,222
Hartford Financial Services Group, Inc.	7,626	490,428
Marsh & McLennan Companies, Inc.	15,836	2,555,455
Progressive Corp.	2,394	293,624
The Travelers Companies, Inc.	41,900	6,772,716
		16,449,226
TOTAL FINANCIALS		42,041,496
HEALTH CARE - 11.5%
Biotechnology - 2.0%
Argenx SE ADR (a)	4,752	1,795,638
Intellia Therapeutics, Inc. (a)	5,729	344,084
Legend Biotech Corp. ADR (a)	37,085	1,724,082
Nuvalent, Inc. Class A (a)	3,256	54,961
Regeneron Pharmaceuticals, Inc. (a)	8,155	4,738,544
Seagen, Inc. (a)	1,535	236,835
Vertex Pharmaceuticals, Inc. (a)	26,354	7,425,503
		16,319,647
Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp. (a)	49,767	2,006,108
Inspire Medical Systems, Inc. (a)	892	170,809
Stryker Corp.	4,460	915,192
		3,092,109
Health Care Providers & Services - 5.2%
agilon health, Inc. (a)	17,677	367,328
Cardinal Health, Inc.	18,292	1,293,610
Centene Corp. (a)	83,204	7,466,727
Cigna Corp.	19,742	5,595,870
Guardant Health, Inc. (a)	4,425	221,516
Humana, Inc.	7,669	3,694,771
Oak Street Health, Inc. (a)	13,960	365,752
UnitedHealth Group, Inc.	46,985	24,400,720
		43,406,294
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	8,663	1,111,030
Danaher Corp.	10,808	2,917,187
Thermo Fisher Scientific, Inc.	9,599	5,234,527
		9,262,744
Pharmaceuticals - 2.8%
AstraZeneca PLC sponsored ADR	104,081	6,492,573
Bristol-Myers Squibb Co.	10,224	689,200
Eli Lilly & Co.	28,663	8,634,155
Merck & Co., Inc.	63,429	5,414,299
Zoetis, Inc. Class A	15,506	2,427,154
		23,657,381
TOTAL HEALTH CARE		95,738,175
INDUSTRIALS - 4.6%
Aerospace & Defense - 2.4%
Airbus Group NV	8,111	794,822
Howmet Aerospace, Inc.	24,044	851,879
Lockheed Martin Corp.	18,814	7,903,950
Northrop Grumman Corp.	12,170	5,817,138
Raytheon Technologies Corp.	6,461	579,875
The Boeing Co. (a)	25,469	4,081,407
		20,029,071
Air Freight & Logistics - 0.2%
FedEx Corp.	4,921	1,037,396
United Parcel Service, Inc. Class B	3,207	623,794
		1,661,190
Airlines - 0.0%
Delta Air Lines, Inc. (a)	5,228	162,434
Building Products - 0.3%
Builders FirstSource, Inc. (a)	16	938
Trane Technologies PLC	12,973	1,998,750
		1,999,688
Commercial Services & Supplies - 0.2%
Cintas Corp.	3,361	1,367,389
Construction & Engineering - 0.5%
Fluor Corp. (a)	78,141	2,066,048
Quanta Services, Inc.	13,844	1,956,157
		4,022,205
Electrical Equipment - 0.1%
Acuity Brands, Inc.	2,297	376,547
Array Technologies, Inc. (a)	16,934	353,921
Fluence Energy, Inc. (b)	4,736	94,483
		824,951
Machinery - 0.4%
Caterpillar, Inc.	15,607	2,882,769
Otis Worldwide Corp.	9,205	664,785
		3,547,554
Road & Rail - 0.5%
Canadian Pacific Railway Ltd.	58,811	4,402,591
Trading Companies & Distributors - 0.0%
Bunzl PLC	32	1,064
TOTAL INDUSTRIALS		38,018,137
INFORMATION TECHNOLOGY - 15.2%
Electronic Equipment & Components - 0.1%
Amphenol Corp. Class A	11,535	848,169
IT Services - 3.9%
Accenture PLC Class A	25,767	7,432,749
Adyen BV (a)(c)	974	1,503,023
Cloudflare, Inc. (a)	12,951	810,344
EPAM Systems, Inc. (a)	642	273,813
MasterCard, Inc. Class A	47,214	15,314,805
MongoDB, Inc. Class A (a)	345	111,387
Okta, Inc. (a)	9,692	885,849
PayPal Holdings, Inc. (a)	12,540	1,171,738
Visa, Inc. Class A	23,912	4,751,554
		32,255,262
Semiconductors & Semiconductor Equipment - 2.6%
Advanced Micro Devices, Inc. (a)	20,253	1,718,872
Analog Devices, Inc.	3,433	520,202
Enphase Energy, Inc. (a)	1,517	434,529
GlobalFoundries, Inc.	20,746	1,241,026
Lam Research Corp.	4,437	1,943,007
Marvell Technology, Inc.	238,237	11,154,256
NVIDIA Corp.	1,484	223,995
onsemi (a)	55,866	3,841,905
SolarEdge Technologies, Inc. (a)	547	150,956
Teradyne, Inc.	6,639	561,925
		21,790,673
Software - 4.8%
Adobe, Inc. (a)	11,890	4,440,202
Confluent, Inc. (a)(b)	6,690	183,038
Dynatrace, Inc. (a)	11,420	436,016
Intuit, Inc.	5,224	2,255,619
Microsoft Corp.	115,845	30,289,992
Salesforce.com, Inc. (a)	5,656	883,015
Synopsys, Inc. (a)	2,571	889,617
Tenable Holdings, Inc. (a)	8,818	349,281
		39,726,780
Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc.	203,504	31,994,895
TOTAL INFORMATION TECHNOLOGY		126,615,779
MATERIALS - 1.3%
Chemicals - 0.6%
CF Industries Holdings, Inc.	5,535	572,651
Corteva, Inc.	3,611	221,824
Nutrien Ltd.	11,385	1,044,801
Sherwin-Williams Co.	14,989	3,478,947
		5,318,223
Metals & Mining - 0.7%
Alcoa Corp.	8,129	402,223
Barrick Gold Corp.	15,179	225,408
First Quantum Minerals Ltd.	55,371	979,801
Franco-Nevada Corp.	1,652	198,615
Glencore Xstrata PLC	47,647	260,513
Newmont Corp.	56,951	2,355,493
Nucor Corp.	7,842	1,042,515
		5,464,568
TOTAL MATERIALS		10,782,791
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
American Tower Corp.	15,567	3,954,796
Lamar Advertising Co. Class A	4,928	462,690
Prologis (REIT), Inc.	14,404	1,793,442
SL Green Realty Corp.	7,520	332,158
		6,543,086
UTILITIES - 2.2%
Electric Utilities - 2.0%
Entergy Corp.	24,767	2,855,635
NextEra Energy, Inc.	82,140	6,986,828
PG&E Corp. (a)	8,907	109,823
Southern Co.	90,203	6,951,945
		16,904,231
Independent Power and Renewable Electricity Producers - 0.2%
NextEra Energy Partners LP	3,158	259,240
Vistra Corp.	46,490	1,150,628
		1,409,868
TOTAL UTILITIES		18,314,099
TOTAL COMMON STOCKS (Cost $467,826,181)		511,576,301

Fixed-Income Funds - 36.0%
	Shares	Value ($)
Fidelity High Income Central Fund (d)	451,296	46,460,925
Fidelity Investment Grade Bond Central Fund (d)	2,519,529	252,910,330
TOTAL FIXED-INCOME FUNDS (Cost $331,351,430)		299,371,255

Money Market Funds - 2.5%
	Shares	Value ($)
Fidelity Cash Central Fund 2.33% (e)	19,959,787	19,963,778
Fidelity Securities Lending Cash Central Fund 2.34% (e)(f)	496,150	496,200
TOTAL MONEY MARKET FUNDS (Cost $20,459,978)		20,459,978

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $819,637,589)	831,407,534
NET OTHER ASSETS (LIABILITIES) - 0.0%	(101,564)
NET ASSETS - 100.0%	831,305,970

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,503,023 or 0.2% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.33%	8,362,705	217,717,727	206,116,654	105,742	-	-	19,963,778	0.0%
Fidelity High Income Central Fund	35,477,867	18,731,532	2,649,542	2,290,149	(124,232)	(4,974,700)	46,460,925	2.5%
Fidelity Investment Grade Bond Central Fund	151,852,605	130,958,092	-	5,104,669	-	(29,900,367)	252,910,330	0.8%
Fidelity Securities Lending Cash Central Fund 2.34%	1,344,000	40,582,967	41,430,767	6,295	-	-	496,200	0.0%
Total	197,037,177	407,990,318	250,196,963	7,506,855	(124,232)	(34,875,067)	319,831,233

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	38,848,363	38,753,085	95,278	-
Consumer Discretionary	63,398,213	57,730,598	5,667,615	-
Consumer Staples	30,926,891	24,852,736	6,074,155	-
Energy	40,349,271	40,349,271	-	-
Financials	42,041,496	41,932,274	109,222	-
Health Care	95,738,175	95,738,175	-	-
Industrials	38,018,137	37,223,315	794,822	-
Information Technology	126,615,779	125,112,756	1,503,023	-
Materials	10,782,791	10,522,278	260,513	-
Real Estate	6,543,086	6,543,086	-	-
Utilities	18,314,099	18,314,099	-	-

Fixed-Income Funds	299,371,255	299,371,255	-	-

Money Market Funds	20,459,978	20,459,978	-	-
Total Investments in Securities:	831,407,534	816,902,906	14,504,628	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2022

Assets
Investment in securities, at value (including securities loaned of $493,099) - See accompanying schedule:	$511,576,301
Unaffiliated issuers (cost $467,826,181)
Fidelity Central Funds (cost $351,811,408)	319,831,233

Total Investment in Securities (cost $819,637,589)		$831,407,534
Cash		12,223
Foreign currency held at value (cost $40,577)		40,573
Receivable for investments sold		3,426,667
Receivable for fund shares sold		348,844
Dividends receivable		685,477
Distributions receivable from Fidelity Central Funds		42,814
Other receivables		4,907
Total assets		835,969,039
Liabilities
Payable for investments purchased	$3,117,644
Payable for fund shares redeemed	821,309
Accrued management fee	227,916
Collateral on securities loaned	496,200
Total Liabilities		4,663,069
Net Assets		$831,305,970
Net Assets consist of:
Paid in capital		$827,352,578
Total accumulated earnings (loss)		3,953,392
Net Assets		$831,305,970
Net Asset Value , offering price and redemption price per share ($831,305,970 ÷ 67,635,665 shares)		$12.29

Statement of Operations
		Year ended August 31, 2022
Investment Income
Dividends		$6,225,386
Income from Fidelity Central Funds (including $6,295 from security lending)		7,506,855
Total Income		13,732,241
Expenses
Management fee	$2,469,133
Independent trustees' fees and expenses	2,492
Interest	48
Total expenses before reductions	2,471,673
Expense reductions	(18)
Total expenses after reductions		2,471,655
Net Investment income (loss)		11,260,586
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,076,189)
Fidelity Central Funds	(124,232)
Foreign currency transactions	(6,482)
Written options	84,580
Total net realized gain (loss)		(6,122,323)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(78,643,188)
Fidelity Central Funds	(34,875,067)
Assets and liabilities in foreign currencies	(1,774)
Total change in net unrealized appreciation (depreciation)		(113,520,029)
Net gain (loss)		(119,642,352)
Net increase (decrease) in net assets resulting from operations		$(108,381,766)

Statement of Changes in Net Assets

	Year ended August 31, 2022	Year ended August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,260,586	$5,916,220
Net realized gain (loss)	(6,122,323)	27,609,221
Change in net unrealized appreciation (depreciation)	(113,520,029)	62,261,632
Net increase (decrease) in net assets resulting from operations	(108,381,766)	95,787,073
Distributions to shareholders	(31,218,292)	(6,716,176)
Share transactions
Proceeds from sales of shares	432,759,445	303,344,722
Reinvestment of distributions	31,218,292	6,716,176
Cost of shares redeemed	(143,613,464)	(119,841,595)
Net increase (decrease) in net assets resulting from share transactions	320,364,273	190,219,303
Total increase (decrease) in net assets	180,764,215	279,290,200

Net Assets
Beginning of period	650,541,755	371,251,555
End of period	$831,305,970	$650,541,755

Other Information
Shares
Sold	31,710,032	22,618,354
Issued in reinvestment of distributions	2,257,174	510,364
Redeemed	(10,625,081)	(8,866,840)
Net increase (decrease)	23,342,125	14,261,878

Fidelity® Puritan® K6 Fund

Years ended August 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$14.69	$12.36	$10.26	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.20	.16	.16	.03
Net realized and unrealized gain (loss)	(1.94)	2.36	2.07	.24
Total from investment operations	(1.74)	2.52	2.23	.27
Distributions from net investment income	(.18)	(.14)	(.13)	(.01)
Distributions from net realized gain	(.47)	(.05)	-	-
Total distributions	(.66) D	(.19)	(.13)	(.01)
Net asset value, end of period	$12.29	$14.69	$12.36	$10.26
Total Return E,F	(12.35)%	20.55%	21.95%	2.65%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.32%	.32%	.32%	.31% I,J
Expenses net of fee waivers, if any	.32%	.32%	.32%	.31% I,J
Expenses net of all reductions	.32%	.31%	.32%	.31% I,J
Net investment income (loss)	1.46%	1.17%	1.48%	1.62% J
Supplemental Data
Net assets, end of period (000 omitted)	$831,306	$650,542	$371,252	$83,185
Portfolio turnover rate K,L	72%	65%	67%	99% M

A For the period June 14, 2019 (commencement of operations) through August 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I The size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

J Annualized

K Portfolio turnover rate excludes securities received or delivered in-kind.

L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

M Amount not annualized.

Notes to Financial Statements
For the period ended August 31, 2022

1. Organization.
Fidelity Puritan K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.
Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	.04%
Fidelity Investment Grade Bond Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment-grade debt securities.	Futures Restricted Securities Swaps	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.
An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.
Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales and   excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:
Gross unrealized appreciation	$ 66,643,808
Gross unrealized depreciation	(57,748,150)
Net unrealized appreciation (depreciation)	$ 8,895,658
Tax Cost	$ 822,511,876

The tax-based components of distributable earnings as of period end were as follows:
Undistributed ordinary income	$ 2,719,967
Net unrealized appreciation (depreciation) on securities and other investments	$ 8,894,291

The Fund intends to elect to defer to its next fiscal year $7,660,867 of capital losses recognized during the period November 1, 2021 to August 31, 2022.
The tax character of distributions paid was as follows:
	August 31, 2022	August 31, 2021
Ordinary Income	$ 10,863,052	$ 6,716,176
Long-term Capital Gains	20,355,240	-
Total	$ 31,218,292	$ 6,716,176

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.
	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Puritan K6 Fund	Twitter, Inc.	$469,697	--
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.
Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.
Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.
Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.
Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.
Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period unless an average notional amount is presented.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.
	Purchases ($)	Sales ($)
Fidelity Puritan K6 Fund	533,259,922	532,557,843

Unaffiliated Exchanges In-Kind.   Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.
	Shares	Total Proceeds ($)
Fidelity Puritan K6 Fund	21,090,269	291,484,955

Prior Year Unaffiliated Exchanges In-Kind.   Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.
	Shares	Total Proceeds ($)
Fidelity Puritan K6 Fund	12,525,552	171,174,982
6. Fees and Other Transactions with Affiliates.
Management Fee.   Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .32% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Puritan K6 Fund	$ 5,163

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:
	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Puritan K6 Fund	Borrower	$ 5,466,000.32%		$ 48

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.
	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Puritan K6 Fund	13,630,799	11,873,718	298,981

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:
	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Puritan K6 Fund	$ 613	$ 13	$-
Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $18.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Puritan K6 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Puritan K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2022 and for the period June 14, 2019 (commencement of operations) through August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the three years in the period ended August 31, 2022 and for the period June 14, 2019 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
October 17, 2022
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 to August 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period- C March 1, 2022 to August 31, 2022

Fidelity® Puritan® K6 Fund	.32%
Actual		$ 1,000	$ 907.40	$ 1.54
Hypothetical- B		$ 1,000	$ 1,023.59	$ 1.63

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2022, $3,333,260, or, if subsequently determined to be different, the net capital gain of such year.

A total of 8.25% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 8%, 51%, 68%, and 68% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 9%, 55%, 77%, and 77% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1%, 2%, 2%, and 2% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as a section 199A dividend.

The fund designates 97.53% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Puritan K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Puritan K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for the period ended 2019) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity Puritan K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.   The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive .

Economies of Scale.   The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.   In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation  of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9893909.103
PUR-K6-ANN-1022
Fidelity® Puritan® Fund

Annual Report
August 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Puritan® Fund	-12.30%	8.26%	9.27%
Class K	-12.24%	8.35%	9.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Puritan® Fund, a class of the fund,  on August 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

41,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$24,261 Fidelity® Puritan® Fund
$34,173 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
The S&P 500® index returned -11.23% for the 12 months ending August 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), even as the central bank again raised its benchmark interest rate by 0.75%, before a leg down in August (-4.08%). Turning to fixed income, U.S. taxable investment-grade bonds returned -11.52% for the 12 months, hampered by higher interest rates. Meanwhile, U.S. corporate high-yield bonds returned -10.43% and U.S. Treasury Inflation-Protected Securities had a return of -5.98%.
Comments from Portfolio Manager Daniel Kelley:
For the fiscal year, the fund's share classes returned roughly -12%, lagging the -11.07% result of the Fidelity Puritan Composite Index SM - a 60/40 blend of the S&P 500® index and the Bloomberg U.S. Aggregate Bond Index. Versus the Composite index, security selection in the fund's equities subportfolio detracted most, whereas issue selection within the investment-grade and high-yield subportfolios modestly contributed. Among stocks, my picks in the information technology and consumer discretionary sectors notably hindered the fund's relative result this period, along with positioning in consumer staples and communication services. The biggest individual detractors were a large overweighting in Google parent Alphabet (-25%) and a lack of exposure for most of the period to integrated energy company and Composite index component Chevron, which rose 70% within the S&P 500 index. An underweighting in consumer electronics leader Apple (+3%) also hampered the fund's relative result. Conversely, a notable overweighting in energy and stock picks in health care helped versus the Composite index for the 12 months. The top individual contributors were health insurer UnitedHealth Group (+27%) and energy services company Hess (+78%), each a sizable overweighting. Apple, Alphabet and UnitedHealth were among the fund's largest holdings on August 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2022 (Unaudited)
The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.
Top Holdings (% of Fund's net assets)

Apple, Inc.	3.7
Microsoft Corp.	3.6
Alphabet, Inc. Class C	3.2
UnitedHealth Group, Inc.	2.9
Amazon.com, Inc.	2.3
MasterCard, Inc. Class A	1.8
Marvell Technology, Inc.	1.3
Exxon Mobil Corp.	1.3
The Coca-Cola Co.	1.3
Eli Lilly & Co.	1.0
22.4

Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
U.S. Treasury Obligations	10.7
Freddie Mac	1.9
Fannie Mae	1.6
Uniform Mortgage Backed Securities	1.1
Ginnie Mae	1.0
JPMorgan Chase & Co.	0.5
Bank of America Corp.	0.4
Morgan Stanley	0.3
BX Trust	0.3
Citigroup, Inc.	0.3
18.1

Market Sectors (% of Fund's net assets)

Information Technology	15.5
Health Care	12.2
Financials	10.5
Consumer Discretionary	8.9
Energy	6.9
Communication Services	6.5
Industrials	5.5
Consumer Staples	4.4
Utilities	3.0
Real Estate	1.9
Materials	1.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 10%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Percentages in the above tables are adjusted for the effect of futures contracts and swaps, if applicable.
Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

An unaudited holdings listing for the fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments August 31, 2022
Showing Percentage of Net Assets
Common Stocks - 60.6%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 4.6%
Entertainment - 0.4%
Electronic Arts, Inc.	77,814	9,872
Endeavor Group Holdings, Inc. (a)	204,826	4,633
LiveOne, Inc. (a)(b)(c)	6,720,756	6,720
Netflix, Inc. (a)	298,976	66,839
Universal Music Group NV	119,936	2,382
		90,446
Interactive Media & Services - 4.0%
Alphabet, Inc. Class C (a)	8,173,747	892,164
Meta Platforms, Inc. Class A (a)	991,970	161,622
Snap, Inc. Class A (a)	327,390	3,562
Twitter, Inc. (a)	410,253	15,897
Zoominfo Technologies, Inc. (a)	818,132	37,160
		1,110,405
Media - 0.2%
Charter Communications, Inc. Class A (a)	136,067	56,145
Liberty Media Corp. Liberty Formula One Group Series C (a)	99,161	6,315
Vice Holding, Inc. (d)	1,498,461	0
		62,460
TOTAL COMMUNICATION SERVICES		1,263,311
CONSUMER DISCRETIONARY - 7.7%
Automobiles - 0.5%
Neutron Holdings, Inc. (a)(d)(e)	4,168,198	115
Tesla, Inc. (a)	531,033	146,358
		146,473
Hotels, Restaurants & Leisure - 1.9%
Airbnb, Inc. Class A (a)	182,031	20,591
Booking Holdings, Inc. (a)	12,006	22,521
Caesars Entertainment, Inc. (a)	210,387	9,072
Chipotle Mexican Grill, Inc. (a)	5,169	8,254
Compass Group PLC	5,046,790	108,562
Hilton Worldwide Holdings, Inc.	1,220,744	155,474
Marriott International, Inc. Class A	1,022,608	157,216
Penn Entertainment, Inc. (a)	1,029,894	32,164
		513,854
Household Durables - 0.1%
Blu Investments LLC (a)(d)(e)	14,988,638	5
NVR, Inc. (a)	4,000	16,560
		16,565
Internet & Direct Marketing Retail - 3.1%
Amazon.com, Inc. (a)	4,897,815	620,896
JD.com, Inc. sponsored ADR	135,127	8,579
Lyft, Inc. (a)	3,804,962	56,047
Revolve Group, Inc. (a)	216,776	5,092
Uber Technologies, Inc. (a)	5,481,310	157,642
		848,256
Multiline Retail - 0.7%
Dollar General Corp.	752,230	178,594
Dollar Tree, Inc. (a)	35,981	4,882
Target Corp.	75,337	12,080
		195,556
Specialty Retail - 0.7%
Aritzia, Inc. (a)	106,948	3,479
Industria de Diseno Textil SA	469,544	10,138
Lowe's Companies, Inc.	401,463	77,940
The Home Depot, Inc.	29,984	8,648
TJX Companies, Inc.	1,582,327	98,658
		198,863
Textiles, Apparel & Luxury Goods - 0.7%
Brunello Cucinelli SpA	1,307,959	68,088
LVMH Moet Hennessy Louis Vuitton SE	103,133	66,548
Moncler SpA	103,112	4,626
NIKE, Inc. Class B	197,454	21,019
On Holding AG	53,510	1,070
Tory Burch LLC:
Class A (a)(d)(e)(f)	702,741	26,954
Class B (a)(d)(e)(f)	324,840	13,471
		201,776
TOTAL CONSUMER DISCRETIONARY		2,121,343
CONSUMER STAPLES - 3.6%
Beverages - 2.8%
Constellation Brands, Inc. Class A (sub. vtg.)	263,561	64,849
Diageo PLC	4,379,043	190,254
Monster Beverage Corp. (a)	1,926,842	171,161
The Coca-Cola Co.	5,573,007	343,910
		770,174
Household Products - 0.2%
Kimberly-Clark Corp.	498,361	63,551
Personal Products - 0.0%
L'Oreal SA (a)	10,418	3,578
Tobacco - 0.6%
Philip Morris International, Inc.	1,718,642	164,113
Swedish Match Co. AB	565,000	5,672
		169,785
TOTAL CONSUMER STAPLES		1,007,088
ENERGY - 4.7%
Energy Equipment & Services - 1.5%
Baker Hughes Co. Class A	4,731,377	119,515
Halliburton Co.	4,589,931	138,295
NOV, Inc.	2,080,460	36,762
Schlumberger Ltd.	3,044,418	116,145
TechnipFMC PLC (a)	1,249,473	10,221
		420,938
Oil, Gas & Consumable Fuels - 3.2%
Antero Resources Corp. (a)	358,458	14,367
Canadian Natural Resources Ltd. (b)	1,237,096	67,820
Cheniere Energy, Inc.	102,502	16,419
Denbury, Inc. (a)	179,033	15,921
Exxon Mobil Corp.	3,666,779	350,507
Hess Corp.	1,791,321	216,356
Neste OYJ	211,300	10,458
Peabody Energy Corp. (a)(b)	169,856	4,189
Phillips 66 Co.	143,978	12,880
Pioneer Natural Resources Co.	300,352	76,055
Range Resources Corp.	453,142	14,890
Valero Energy Corp.	724,186	84,817
		884,679
TOTAL ENERGY		1,305,617
FINANCIALS - 5.0%
Banks - 1.6%
Bank of America Corp.	6,926,579	232,802
First Republic Bank	45,488	6,906
Huntington Bancshares, Inc.	634,463	8,502
M&T Bank Corp.	39,231	7,131
Starling Bank Ltd. Series D (a)(d)(e)	7,254,400	19,872
Wells Fargo & Co.	3,518,462	153,792
		429,005
Capital Markets - 1.0%
Ares Management Corp.	172,572	12,794
Charles Schwab Corp.	370,416	26,281
Deutsche Borse AG	21,488	3,633
Intercontinental Exchange, Inc.	1,914,931	193,121
Morningstar, Inc.	77,278	17,619
Raymond James Financial, Inc.	316,939	33,079
		286,527
Consumer Finance - 0.2%
American Express Co.	360,487	54,794
Diversified Financial Services - 0.3%
Ant International Co. Ltd. Class C (a)(d)(e)	2,623,697	4,696
Berkshire Hathaway, Inc. Class B (a)	278,829	78,295
New Moda LLC Class 1 (a)(d)	62,880	223
		83,214
Insurance - 1.9%
American Financial Group, Inc.	354,686	45,286
Arthur J. Gallagher & Co.	751,119	136,381
Chubb Ltd.	153,566	29,032
Hartford Financial Services Group, Inc.	251,384	16,167
Marsh & McLennan Companies, Inc.	500,917	80,833
Progressive Corp.	78,905	9,678
The Travelers Companies, Inc.	1,368,788	221,251
		538,628
TOTAL FINANCIALS		1,392,168
HEALTH CARE - 11.2%
Biotechnology - 1.9%
Argenx SE ADR (a)	149,368	56,442
Intellia Therapeutics, Inc. (a)	198,915	11,947
Legend Biotech Corp. ADR (a)	1,181,996	54,951
Nuvalent, Inc. Class A (a)	89,879	1,517
Regeneron Pharmaceuticals, Inc. (a)	265,266	154,135
Seagen, Inc. (a)	50,864	7,848
Vertex Pharmaceuticals, Inc. (a)	857,230	241,533
		528,373
Health Care Equipment & Supplies - 0.3%
Boston Scientific Corp. (a)	1,614,710	65,089
Inspire Medical Systems, Inc. (a)	30,817	5,901
Stryker Corp.	149,576	30,693
		101,683
Health Care Providers & Services - 5.1%
agilon health, Inc. (a)	576,402	11,978
Cardinal Health, Inc.	594,189	42,021
Centene Corp. (a)	2,706,437	242,876
Cigna Corp.	640,644	181,591
Guardant Health, Inc. (a)	136,028	6,810
Humana, Inc.	249,480	120,194
Oak Street Health, Inc. (a)	468,589	12,277
UnitedHealth Group, Inc.	1,528,304	793,694
		1,411,441
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	281,054	36,045
Danaher Corp.	351,559	94,889
Thermo Fisher Scientific, Inc.	311,432	169,830
		300,764
Pharmaceuticals - 2.8%
AstraZeneca PLC sponsored ADR	3,375,732	210,578
Bristol-Myers Squibb Co.	332,122	22,388
Eli Lilly & Co.	932,339	280,848
Merck & Co., Inc.	2,063,186	176,114
Zoetis, Inc. Class A	503,680	78,841
		768,769
TOTAL HEALTH CARE		3,111,030
INDUSTRIALS - 4.7%
Aerospace & Defense - 2.5%
Airbus Group NV	268,222	26,284
Howmet Aerospace, Inc.	757,554	26,840
Lockheed Martin Corp.	611,987	257,102
Northrop Grumman Corp.	395,884	189,229
Raytheon Technologies Corp.	212,986	19,115
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	411,220	28,785
Class C (a)(d)(e)	56,070	3,925
The Boeing Co. (a)	828,452	132,759
		684,039
Air Freight & Logistics - 0.2%
FedEx Corp.	165,507	34,891
United Parcel Service, Inc. Class B	104,021	20,233
		55,124
Airlines - 0.0%
Delta Air Lines, Inc. (a)	169,811	5,276
Building Products - 0.2%
Builders FirstSource, Inc. (a)	29,984	1,757
Trane Technologies PLC	412,044	63,484
		65,241
Commercial Services & Supplies - 0.3%
Cintas Corp.	109,166	44,413
TulCo LLC (a)(d)(e)(f)	42,857	22,912
		67,325
Construction & Engineering - 0.5%
Fluor Corp. (a)	2,579,441	68,200
Quanta Services, Inc.	454,392	64,206
		132,406
Electrical Equipment - 0.1%
Acuity Brands, Inc.	75,706	12,410
Array Technologies, Inc. (a)	549,405	11,483
Fluence Energy, Inc. (b)	181,564	3,622
		27,515
Machinery - 0.4%
Caterpillar, Inc.	509,802	94,166
Otis Worldwide Corp.	299,429	21,625
		115,791
Road & Rail - 0.5%
Canadian Pacific Railway Ltd. (b)	1,910,440	143,016
Trading Companies & Distributors - 0.0%
Bunzl PLC	59,968	1,993
TOTAL INDUSTRIALS		1,297,726
INFORMATION TECHNOLOGY - 14.8%
Electronic Equipment & Components - 0.1%
Amphenol Corp. Class A	380,296	27,963
IT Services - 3.8%
Accenture PLC Class A	838,162	241,776
Adyen BV (a)(g)	31,583	48,737
Cloudflare, Inc. (a)	426,971	26,716
EPAM Systems, Inc. (a)	20,889	8,909
MasterCard, Inc. Class A	1,533,719	497,492
MongoDB, Inc. Class A (a)	11,194	3,614
Okta, Inc. (a)	319,529	29,205
PayPal Holdings, Inc. (a)	391,778	36,608
Visa, Inc. Class A	777,815	154,560
		1,047,617
Semiconductors & Semiconductor Equipment - 2.5%
Advanced Micro Devices, Inc. (a)	648,129	55,007
Analog Devices, Inc.	111,670	16,921
Enphase Energy, Inc. (a)	49,973	14,314
GlobalFoundries, Inc.	673,921	40,314
Lam Research Corp.	146,290	64,062
Marvell Technology, Inc.	7,735,532	362,178
NVIDIA Corp.	48,194	7,274
onsemi (a)	1,800,694	123,834
SolarEdge Technologies, Inc. (a)	17,990	4,965
Teradyne, Inc.	192,331	16,279
		705,148
Software - 4.7%
Adobe, Inc. (a)	385,744	144,052
Atom Tickets LLC (a)(d)(e)(f)	2,580,511	0
Confluent, Inc. (a)(b)	189,406	5,182
Dynatrace, Inc. (a)	400,001	15,272
Intuit, Inc.	172,005	74,268
Microsoft Corp.	3,763,175	983,957
Salesforce.com, Inc. (a)	173,194	27,039
Synopsys, Inc. (a)	79,555	27,528
Tenable Holdings, Inc. (a)	306,356	12,135
		1,289,433
Technology Hardware, Storage & Peripherals - 3.7%
Apple, Inc.	6,602,433	1,038,031
TOTAL INFORMATION TECHNOLOGY		4,108,192
MATERIALS - 1.3%
Chemicals - 0.6%
CF Industries Holdings, Inc.	179,776	18,600
Corteva, Inc.	125,487	7,709
Nutrien Ltd.	371,669	34,108
Sherwin-Williams Co.	479,414	111,272
		171,689
Metals & Mining - 0.7%
Alcoa Corp.	270,650	13,392
Barrick Gold Corp.	500,408	7,431
First Quantum Minerals Ltd.	1,723,035	30,489
Franco-Nevada Corp.	37,953	4,563
Glencore Xstrata PLC	1,570,761	8,588
Newmont Corp.	1,852,107	76,603
Nucor Corp.	240,884	32,023
		173,089
TOTAL MATERIALS		344,778
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
American Tower Corp.	504,478	128,163
Lamar Advertising Co. Class A	170,855	16,042
Prologis (REIT), Inc.	474,854	59,124
SL Green Realty Corp. (b)	266,906	11,789
		215,118
UTILITIES - 2.2%
Electric Utilities - 2.0%
Entergy Corp.	805,614	92,887
NextEra Energy, Inc.	2,665,033	226,688
PG&E Corp. (a)	309,738	3,819
Southern Co.	2,934,082	226,130
		549,524
Independent Power and Renewable Electricity Producers - 0.2%
NextEra Energy Partners LP	106,202	8,718
The AES Corp.	90,000	2,291
Vistra Corp.	1,434,467	35,503
		46,512
TOTAL UTILITIES		596,036
TOTAL COMMON STOCKS (Cost $12,526,106)		16,762,407

Preferred Stocks - 0.3%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 0.3%
COMMUNICATION SERVICES - 0.0%
Interactive Media & Services - 0.0%
Reddit, Inc. Series E (a)(d)(e)	28,500	1,121

CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Goop International Holdings, Inc.:
Series C(a)(d)(e)	1,881,874	19,308
Series D(a)(d)(e)	342,241	3,511
		22,819
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Get Heal, Inc. Series B (a)(d)(e)	8,512,822	230

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series H (a)(d)(e)	51,921	36,345

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
ByteDance Ltd. Series E1 (a)(d)(e)	145,676	21,432

TOTAL CONVERTIBLE PREFERRED STOCKS		81,947
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
Series 1C(a)(d)(e)	38,589,900	1,061
Series 1D(a)(d)(e)	40,824,742	1,123
		2,184
TOTAL PREFERRED STOCKS (Cost $68,735)		84,131

Convertible Bonds - 0.0%
	Principal Amount (h) (000s)	Value ($) (000s)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (d)(e)	1,371	1,514
4% 6/12/27 (d)(e)	354	391
(Cost $1,725)		1,905

Fixed-Income Funds - 36.7%
	Shares	Value ($) (000s)
Fidelity High Income Central Fund (i)	15,324,070	1,577,613
Fidelity Investment Grade Bond Central Fund (i)	85,452,358	8,577,708
TOTAL FIXED-INCOME FUNDS (Cost $11,003,418)		10,155,321

Money Market Funds - 2.7%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 2.33% (j)	642,233,683	642,362
Fidelity Securities Lending Cash Central Fund 2.34% (j)(k)	117,614,158	117,626
TOTAL MONEY MARKET FUNDS (Cost $759,988)		759,988

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $24,359,972)	27,763,752
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(84,521)
NET ASSETS - 100.0%	27,679,231

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)	Level 3 security
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $206,771,000 or 0.7% of net assets.

(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $48,737,000 or 0.2% of net assets.

(h)	Amount is stated in United States dollars unless otherwise noted.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Ant International Co. Ltd. Class C	5/16/18	10,000
Atom Tickets LLC	8/15/17	15,000
Blu Investments LLC	5/21/20	26
ByteDance Ltd. Series E1	11/18/20	15,962
Get Heal, Inc. Series B	11/07/16	2,597
Goop International Holdings, Inc. Series C	12/15/17	20,000
Goop International Holdings, Inc. Series D	6/21/19	5,000
Neutron Holdings, Inc.	2/04/21	42
Neutron Holdings, Inc. Series 1C	7/03/18 - 1/25/19	7,056
Neutron Holdings, Inc. Series 1D	7/03/18 - 1/25/19	9,900
Neutron Holdings, Inc. 4% 5/22/27	6/04/20	1,371
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	354
Reddit, Inc. Series E	5/18/21	1,211
Space Exploration Technologies Corp. Class A	9/11/17	5,551
Space Exploration Technologies Corp. Class C	9/11/17	757
Space Exploration Technologies Corp. Series H	8/04/17	7,009
Starling Bank Ltd. Series D	6/18/21 - 4/05/22	13,909
Tory Burch LLC Class A	5/14/15	50,000
Tory Burch LLC Class B	12/31/12	17,505
TulCo LLC	8/24/17 - 12/14/17	15,000
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.33%	502,155	7,478,243	7,338,036	3,077	-	-	642,362	1.3%
Fidelity High Income Central Fund	1,883,486	93,797	204,666	93,796	582	(195,586)	1,577,613	84.0%
Fidelity Investment Grade Bond Central Fund	8,061,621	1,771,651	78,055	204,982	1,944	(1,179,453)	8,577,708	25.6%
Fidelity Securities Lending Cash Central Fund 2.34%	114,179	1,575,392	1,571,945	288	-	-	117,626	0.3%
Total	10,561,441	10,919,083	9,192,702	302,143	2,526	(1,375,039)	10,915,309

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
LiveOne, Inc.	23,263	-	65	-	(64)	(16,414)	6,720
Total	23,263	-	65	-	(64)	(16,414)	6,720

Sales proceeds in the table above include the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,264,432	1,260,929	2,382	1,121
Consumer Discretionary	2,146,346	1,895,550	185,248	65,548
Consumer Staples	1,007,088	807,584	199,504	-
Energy	1,305,617	1,305,617	-	-
Financials	1,392,168	1,363,744	3,633	24,791
Health Care	3,111,260	3,111,030	-	230
Industrials	1,334,071	1,215,820	26,284	91,967
Information Technology	4,129,624	4,059,455	48,737	21,432
Materials	344,778	336,190	8,588	-
Real Estate	215,118	215,118	-	-
Utilities	596,036	596,036	-	-

Corporate Bonds	1,905	-	-	1,905

Fixed-Income Funds	10,155,321	10,155,321	-	-

Money Market Funds	759,988	759,988	-	-
Total Investments in Securities:	27,763,752	27,082,382	474,376	206,994
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		August 31, 2022

Assets
Investment in securities, at value (including securities loaned of $112,511) - See accompanying schedule:	$16,841,723
Unaffiliated issuers (cost $12,576,117)
Fidelity Central Funds (cost $11,763,406)	10,915,309
Other affiliated issuers (cost $20,449)	6,720

Total Investment in Securities (cost $24,359,972)		$27,763,752
Cash		23
Restricted cash		1,613
Receivable for investments sold		53,507
Receivable for fund shares sold		5,768
Dividends receivable		22,270
Interest receivable		155
Distributions receivable from Fidelity Central Funds		1,106
Prepaid expenses		54
Other receivables		2,932
Total assets		27,851,180
Liabilities
Payable for investments purchased	$23,463
Payable for fund shares redeemed	11,212
Accrued management fee	9,046
Other affiliated payables	2,749
Other payables and accrued expenses	7,842
Collateral on securities loaned	117,637
Total Liabilities		171,949
Net Assets		$27,679,231
Net Assets consist of:
Paid in capital		$22,385,743
Total accumulated earnings (loss)		5,293,488
Net Assets		$27,679,231

Net Asset Value and Maximum Offering Price
Puritan :
Net Asset Value , offering price and redemption price per share ($23,519,208 ÷ 1,033,184 shares)		$22.76
Class K :
Net Asset Value , offering price and redemption price per share ($4,160,023 ÷ 182,916 shares)		$22.74

Statement of Operations
Amounts in thousands		Year ended August 31, 2022
Investment Income
Dividends		$273,152
Interest		69
Income from Fidelity Central Funds (including $288 from security lending)		302,143
Total Income		575,364
Expenses
Management fee	$119,284
Transfer agent fees	33,353
Accounting fees	2,298
Custodian fees and expenses	251
Independent trustees' fees and expenses	108
Registration fees	204
Audit	317
Legal	32
Miscellaneous	138
Total expenses before reductions	155,985
Expense reductions	(1,019)
Total expenses after reductions		154,966
Net Investment income (loss)		420,398
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $1,998)	2,615,228
Fidelity Central Funds	2,526
Other affiliated issuers	(64)
Foreign currency transactions	(12)
Written options	2,696
Total net realized gain (loss)		2,620,374
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,825)	(5,679,152)
Fidelity Central Funds	(1,375,039)
Other affiliated issuers	(16,414)
Assets and liabilities in foreign currencies	(112)
Total change in net unrealized appreciation (depreciation)		(7,070,717)
Net gain (loss)		(4,450,343)
Net increase (decrease) in net assets resulting from operations		$(4,029,945)

Statement of Changes in Net Assets

Amount in thousands	Year ended August 31, 2022	Year ended August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$420,398	$298,912
Net realized gain (loss)	2,620,374	4,307,226
Change in net unrealized appreciation (depreciation)	(7,070,717)	1,320,224
Net increase (decrease) in net assets resulting from operations	(4,029,945)	5,926,362
Distributions to shareholders	(4,259,091)	(1,493,206)
Share transactions - net increase (decrease)	1,462,727	426,506
Total increase (decrease) in net assets	(6,826,309)	4,859,662

Net Assets
Beginning of period	34,505,540	29,645,878
End of period	$27,679,231	$34,505,540

Fidelity® Puritan® Fund

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.62	$25.87	$22.17	$25.10	$22.90
Income from Investment Operations
Net investment income (loss) A,B	.33	.25	.30	.34	.37
Net realized and unrealized gain (loss)	(3.57)	4.79	4.35	(.27)	2.81
Total from investment operations	(3.24)	5.04	4.65	.07	3.18
Distributions from net investment income	(.39) C	(.25)	(.32)	(.36)	(.32)
Distributions from net realized gain	(3.23) C	(1.04)	(.63)	(2.63)	(.67)
Total distributions	(3.62)	(1.29)	(.95)	(3.00) D	(.98) D
Net asset value, end of period	$22.76	$29.62	$25.87	$22.17	$25.10
Total Return E	(12.30)%	20.33%	21.84%	1.17%	14.34%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.50%	.51%	.52%	.53%	.54%
Expenses net of fee waivers, if any	.50%	.51%	.52%	.53%	.53%
Expenses net of all reductions	.50%	.50%	.52%	.53%	.53%
Net investment income (loss)	1.31%	.93%	1.33%	1.58%	1.54%
Supplemental Data
Net assets, end of period (in millions)	$23,519	$28,846	$24,168	$21,319	$22,864
Portfolio turnover rate H	62% I	58% I	55% I	132% I	44% I

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Puritan® Fund Class K

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.60	$25.85	$22.15	$25.09	$22.89
Income from Investment Operations
Net investment income (loss) A,B	.35	.27	.32	.36	.39
Net realized and unrealized gain (loss)	(3.57)	4.79	4.35	(.28)	2.81
Total from investment operations	(3.22)	5.06	4.67	.08	3.20
Distributions from net investment income	(.41) C	(.27)	(.34)	(.38)	(.34)
Distributions from net realized gain	(3.23) C	(1.04)	(.63)	(2.63)	(.67)
Total distributions	(3.64)	(1.31)	(.97)	(3.02) D	(1.00) D
Net asset value, end of period	$22.74	$29.60	$25.85	$22.15	$25.09
Total Return E	(12.24)%	20.43%	21.97%	1.22%	14.44%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.43%	.43%	.44%	.45%	.45%
Expenses net of fee waivers, if any	.42%	.43%	.44%	.45%	.45%
Expenses net of all reductions	.42%	.43%	.43%	.44%	.44%
Net investment income (loss)	1.39%	1.00%	1.41%	1.67%	1.63%
Supplemental Data
Net assets, end of period (in millions)	$4,160	$5,659	$5,478	$5,662	$6,612
Portfolio turnover rate H	62% I	58% I	55% I	132% I	44% I

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended August 31, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Puritan Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Puritan and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.
Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	.04%
Fidelity Investment Grade Bond Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment-grade debt securities.	Futures Restricted Securities Swaps	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.
An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.
Fidelity Puritan Fund	$1,006

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, deferred Trustees compensation and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 5,039,951
Gross unrealized depreciation	(1,692,487)
Net unrealized appreciation (depreciation)	$ 3,347,464
Tax Cost	$ 24,416,288

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 40,331
Undistributed long-term capital gain	$ 1,905,767
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,347,390

The tax character of distributions paid was as follows:

	August 31, 2022	August 31, 2021
Ordinary Income	$ 1,197,159	$ 429,786
Long-term Capital Gains	3,061,932	1,063,420
Total	$ 4,259,091	$ 1,493,206
Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.
	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Puritan Fund	Twitter, Inc.	$17,243	--

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.
As of period end, investments in Subsidiaries were as follows:
	$ Amount	% of Net Assets
Fidelity Puritan Fund	64,950.23

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.
At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.
Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.
Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.
Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.
Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.
Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period unless an average notional amount is presented.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Puritan Fund	19,314,210	21,502,292

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.
	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Puritan Fund	11,361	114,304	291,485	Puritan and Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Puritan Fund	6,150	71,014	171,175	Puritan and Class K
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .38% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Puritan, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.
For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Puritan	$ 31,340.12
Class K	2,013.04
	$ 33,353
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Puritan Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Puritan Fund	$ 390

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Puritan Fund	1,041,785	1,365,593	173,969

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
Fidelity Puritan Fund	21

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Puritan Fund	$ 54
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:
	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Puritan Fund	$ 29	$ - A	$-

A   Represents amount less than five hundred dollars.
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by amount less than five hundred dollars.
In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,019.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:
	Year ended August 31, 2022	Year ended August 31, 2021
Fidelity Puritan Fund
Distributions to shareholders
Puritan	$ 3,565,291	$1,223,651
Class K	693,800	269,555
Total	$ 4,259,091	$ 1,493,206
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:
	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2022	Year ended August 31, 2021	Year ended August 31, 2022	Year ended August 31, 2021
Fidelity Puritan Fund
Puritan
Shares sold	76,593	117,109	$ 1,980,329	$ 3,144,444
Reinvestment of distributions	128,760	45,125	3,364,271	1,157,117
Shares redeemed	(145,883)	(122,804)	(3,687,223)	(3,318,511)
Net increase (decrease)	59,470	39,430	$ 1,657,377	$ 983,050
Class K
Shares sold	18,873	28,702	$ 482,080	$ 771,846
Reinvestment of distributions	26,573	10,524	693,798	269,555
Shares redeemed	(53,712)	(59,997)	(1,370,528)	(1,597,945)
Net increase (decrease)	(8,266)	(20,771)	$ (194,650)	$ (556,544)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Puritan Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Puritan Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.   Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures.   We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
October 17, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 to August 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period- C March 1, 2022 to August 31, 2022
Fidelity® Puritan® Fund
Fidelity® Puritan® Fund	.50%
Actual		$ 1,000	$ 906.30	$ 2.40
Hypothetical- B		$ 1,000	$ 1,022.68	$ 2.55
Class K	.42%
Actual		$ 1,000	$ 906.60	$ 2.02
Hypothetical- B		$ 1,000	$ 1,023.09	$ 2.14

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2022, $2,504,301,970, or, if subsequently determined to be different, the net capital gain of such year.

A total of 7.78 % of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $151,231,812 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $219,969,780 of distributions paid in the calendar 2021 as qualifying to be taxed as section 163(j) interest dividends.

Puritan designates 1%, 44%, 83%, and 83%; Class K designates 1%, 43%, 79%, and 79% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Puritan designates 2%, 42%, 96%, and 95%; Class K designates 2%, 40%, 90%, and 91% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Puritan designates 1%, 2%, 1%, and 1%; Class K designates 1%, 2%, 1%, and 1% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Puritan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.   The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had a portfolio manager change in October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.
Fidelity Puritan Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.   The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Puritan Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (retail class) the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.   In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.536193.126
PUR-ANN-1022
Fidelity® Balanced K6 Fund

Annual Report
August 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2022	Past 1 year	Life of Fund A
Class K6	-12.52%	10.03%

A     From June 14, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Balanced K6 Fund, on June 14, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

17,500
16,000
15,000
14,000
13,000
12,000
11,000
10,000
$9,000
2019
2020
2021
2022
Period Ending Values
$13,598 Fidelity® Balanced K6 Fund
$14,449 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
The S&P 500 index returned -11.23% for the 12 months ending August 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), even as the central bank again raised its benchmark interest rate by 0.75%, before a leg down in August (-4.08%). Turning to fixed income, U.S. taxable investment-grade bonds returned -11.52% for the 12 months, hampered by higher interest rates. Meanwhile, U.S. corporate high-yield bonds returned -10.43% and U.S. Treasury Inflation-Protected Securities had a return of -5.98%.
Comments from Co-Portfolio Manager Robert Stansky:
For the fiscal year, the fund returned -12.52%, trailing the -11.07% return of the Fidelity Balanced Hybrid Composite Index. Versus the Composite index, security selection in the equity subportfolio detracted most. The fund's stock investments returned -12.97% the past 12 months, versus -11.23% for the S&P 500. Stock picks particularly hurt in the software & services segment of the information technology sector. At the stock level, negligible exposure to strong-performing benchmark components Chevron (+70%) and ConocoPhillips (+104%) notably held back the fund's performance. We sold both positions. Conversely, positioning in utilities and materials aided relative performance a bit. Nielsen Holdings (+22%) - not held at period end - was one of the top relative contributors among individual holdings. The investment-grade bond central fund returned -11.05%, outpacing the -11.52% result of the Bloomberg U.S. Aggregate Bond Index. Our decision to limit the portfolio's duration, particularly in the period's first half, added value versus the benchmark amid sharply rising interest rates the past 12 months. Significantly underweighting mortgage-backed securities also contributed on a relative basis. On the other hand, overweighting investment-grade corporate bonds detracted versus the benchmark, as widening credit spreads negatively affected the performance of corporates. We especially saw underperformance from the debt of high-quality bank issuers, which we favored for their generally defensive qualities.
Notes to shareholders:
After more than 17 years with Fidelity, Brian Lempel retired from Fidelity on January 18, 2022, at which time Matt Drukker, Pri Bakshi and Ali Khan were appointed co-managers of the fund. Pri and Ali assumed responsibility for the information technology sleeve, while Matt took the reins on the communication services sleeve. On April 1, 2022, Ashley Fernandes assumed co-management responsibilities for the fund's materials sleeve, joining Jody Simes. On July 27, 2022, Chad Colman assumed portfolio management responsibilities for the fund's industrials sleeve, succeeding John Mirshekari. On August 1, 2022, Chris Lee assumed co-management responsibilities for the fund. After nearly four decades with Fidelity, Robert Stansky will retire on December 31, 2022. On January 1, 2023, Chris Lee plans to assume Stansky's responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2022 (Unaudited)
The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.
Top Holdings (% of Fund's net assets)

Microsoft Corp.	4.6
Apple, Inc.	4.2
Amazon.com, Inc.	2.6
UnitedHealth Group, Inc.	1.6
Alphabet, Inc. Class A	1.3
Alphabet, Inc. Class C	1.3
Meta Platforms, Inc. Class A	1.2
Tesla, Inc.	1.2
Exxon Mobil Corp.	1.2
Bank of America Corp.	1.1
20.3

Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
U.S. Treasury Obligations	10.8
Freddie Mac	1.9
Fannie Mae	1.6
Uniform Mortgage Backed Securities	1.4
Ginnie Mae	1.3
JPMorgan Chase & Co.	0.4
Bank of America Corp.	0.4
Morgan Stanley	0.4
BX Trust	0.3
Citigroup, Inc.	0.3
18.8

Market Sectors (% of Fund's net assets)

Information Technology	17.5
Financials	12.4
Health Care	10.0
Consumer Discretionary	8.3
Communication Services	6.9
Industrials	5.8
Consumer Staples	5.1
Energy	4.2
Real Estate	2.9
Utilities	2.6
Materials	1.7

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Foreign investments - 8.2%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Percentages in the above tables are adjusted for the effect of futures contracts and swaps, if applicable.
An unaudited holdings listing for the fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments August 31, 2022
Showing Percentage of Net Assets
Common Stocks - 66.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	50,456	884,998
Liberty Global PLC Class C (a)	51,781	1,103,453
		1,988,451
Entertainment - 1.1%
Activision Blizzard, Inc.	28,354	2,225,505
Cinemark Holdings, Inc. (a)	26,431	372,148
Electronic Arts, Inc.	2,400	304,488
Netflix, Inc. (a)	17,856	3,991,887
Sea Ltd. ADR (a)	13,954	865,148
Take-Two Interactive Software, Inc. (a)	6,387	782,791
The Walt Disney Co. (a)	31,004	3,474,928
Warner Bros Discovery, Inc. (a)	1,940	25,686
		12,042,581
Interactive Media & Services - 4.0%
Alphabet, Inc.:
Class A (a)	139,565	15,103,724
Class C (a)	137,828	15,043,926
Meta Platforms, Inc. Class A (a)	83,667	13,631,864
Snap, Inc. Class A (a)	106,744	1,161,375
Tongdao Liepin Group (a)	136,158	169,891
Twitter, Inc. (a)	13,314	515,918
		45,626,698
Media - 0.3%
Altice U.S.A., Inc. Class A (a)	35,483	354,830
Comcast Corp. Class A	36,142	1,307,979
Liberty Broadband Corp.:
Class A (a)	3,063	308,812
Class C (a)	11,505	1,170,059
		3,141,680
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	34,979	5,035,577
TOTAL COMMUNICATION SERVICES		67,834,987
CONSUMER DISCRETIONARY - 8.0%
Auto Components - 0.1%
Adient PLC (a)	19,759	655,999
Automobiles - 1.3%
Ferrari NV	4,107	799,469
Tesla, Inc. (a)	49,149	13,545,956
		14,345,425
Distributors - 0.1%
LKQ Corp.	23,233	1,236,460
Diversified Consumer Services - 0.0%
Frontdoor, Inc. (a)	6,344	148,957
Hotels, Restaurants & Leisure - 1.1%
ARAMARK Holdings Corp.	4,360	155,696
Booking Holdings, Inc. (a)	1,668	3,128,851
Caesars Entertainment, Inc. (a)	21,744	937,601
Churchill Downs, Inc.	8,114	1,599,188
Compass Group PLC	39,134	841,814
Domino's Pizza, Inc.	3,197	1,188,836
Marriott International, Inc. Class A	19,923	3,062,962
McDonald's Corp.	7,738	1,952,143
Sweetgreen, Inc. Class A	2,016	34,091
		12,901,182
Household Durables - 0.2%
Lennar Corp. Class A	22,147	1,715,285
Mohawk Industries, Inc. (a)	5,572	614,926
		2,330,211
Internet & Direct Marketing Retail - 3.0%
Amazon.com, Inc. (a)	229,982	29,154,818
Cazoo Group Ltd. (a)(b)	5,700	3,847
Deliveroo PLC Class A (a)(c)	12,354	11,608
eBay, Inc.	41,958	1,851,607
Uber Technologies, Inc. (a)	97,313	2,798,722
		33,820,602
Multiline Retail - 0.4%
Dollar General Corp.	14,949	3,549,192
Nordstrom, Inc. (d)	30,712	525,482
Ollie's Bargain Outlet Holdings, Inc. (a)	3,409	188,552
		4,263,226
Specialty Retail - 1.4%
Burlington Stores, Inc. (a)	3,188	446,926
Industria de Diseno Textil SA	56,842	1,227,300
Lowe's Companies, Inc.	33,003	6,407,202
The Home Depot, Inc.	13,502	3,894,247
TJX Companies, Inc.	65,867	4,106,807
		16,082,482
Textiles, Apparel & Luxury Goods - 0.4%
Capri Holdings Ltd. (a)	8,974	423,393
LVMH Moet Hennessy Louis Vuitton SE	710	458,140
NIKE, Inc. Class B	15,166	1,614,421
PVH Corp.	9,208	517,950
Tapestry, Inc.	52,456	1,821,797
		4,835,701
TOTAL CONSUMER DISCRETIONARY		90,620,245
CONSUMER STAPLES - 4.5%
Beverages - 1.6%
Boston Beer Co., Inc. Class A (a)	1,011	340,788
Celsius Holdings, Inc. (a)	2,625	271,661
Constellation Brands, Inc. Class A (sub. vtg.)	11,628	2,861,069
Duckhorn Portfolio, Inc. (a)	9,754	177,913
Keurig Dr. Pepper, Inc.	10,151	386,956
Monster Beverage Corp. (a)	23,478	2,085,551
PepsiCo, Inc.	30,119	5,188,600
Pernod Ricard SA	2,703	498,592
The Coca-Cola Co.	110,513	6,819,757
		18,630,887
Food & Staples Retailing - 1.3%
Albertsons Companies, Inc.	24,767	681,340
Cake Box Holdings PLC	11,313	16,494
Costco Wholesale Corp.	10,244	5,348,392
Grocery Outlet Holding Corp. (a)	4,593	184,271
Sysco Corp.	14,292	1,175,088
U.S. Foods Holding Corp. (a)	44,198	1,353,343
Walmart, Inc.	41,300	5,474,315
		14,233,243
Food Products - 0.6%
Bunge Ltd.	3,103	307,725
Darling Ingredients, Inc. (a)	4,937	375,508
Freshpet, Inc. (a)	7,113	309,629
Hotel Chocolat Group Ltd. (a)	5,677	8,969
Lamb Weston Holdings, Inc.	7,304	580,887
Local Bounti Corp. (a)(d)	31,185	116,008
McCormick & Co., Inc. (non-vtg.)	11,703	983,871
Mondelez International, Inc.	45,342	2,804,856
Sovos Brands, Inc.	14,642	223,583
The Hershey Co.	5,642	1,267,588
TreeHouse Foods, Inc. (a)	7,910	368,606
		7,347,230
Household Products - 0.9%
Procter & Gamble Co.	68,854	9,497,721
The Clorox Co.	1,053	151,990
		9,649,711
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	5,757	1,464,466
Olaplex Holdings, Inc.	3,157	42,051
The Honest Co., Inc. (a)	5,100	18,411
		1,524,928
TOTAL CONSUMER STAPLES		51,385,999
ENERGY - 3.1%
Energy Equipment & Services - 0.3%
Expro Group Holdings NV (a)	16,038	216,834
Halliburton Co.	32,942	992,542
Liberty Oilfield Services, Inc. Class A (a)	4,534	68,010
Schlumberger Ltd.	53,334	2,034,692
Weatherford International PLC (a)	11,800	332,052
		3,644,130
Oil, Gas & Consumable Fuels - 2.8%
Canadian Natural Resources Ltd.	49,404	2,708,408
Delek U.S. Holdings, Inc.	10,220	288,715
Exxon Mobil Corp.	140,577	13,437,755
Genesis Energy LP	79,011	914,947
Hess Corp.	28,328	3,421,456
Imperial Oil Ltd.	51,713	2,538,105
Kosmos Energy Ltd. (a)	167,101	1,181,404
MEG Energy Corp. (a)	192,760	2,694,692
Phillips 66 Co.	12,745	1,140,168
Tourmaline Oil Corp.	25,476	1,506,233
Valero Energy Corp.	18,799	2,201,739
		32,033,622
TOTAL ENERGY		35,677,752
FINANCIALS - 7.3%
Banks - 3.8%
Bank of America Corp.	390,413	13,121,781
BankUnited, Inc.	4,676	173,246
BNP Paribas SA	13,606	632,273
Citizens Financial Group, Inc.	18,650	684,082
Comerica, Inc.	10,691	858,487
Eurobank Ergasias Services and Holdings SA (a)	684,454	635,041
First Horizon National Corp.	28,756	650,461
JPMorgan Chase & Co.	33,631	3,824,854
M&T Bank Corp.	11,343	2,061,931
Piraeus Financial Holdings SA (a)	154,465	162,681
PNC Financial Services Group, Inc.	11,202	1,769,916
Signature Bank	4,360	760,210
Silvergate Capital Corp. (a)	1,333	121,463
Societe Generale Series A	33,442	737,243
Standard Chartered PLC (United Kingdom)	28,976	201,363
Starling Bank Ltd. Series D (a)(b)(e)	182,820	500,797
Sumitomo Mitsui Financial Group, Inc.	9,736	293,670
SVB Financial Group (a)	2,000	813,040
U.S. Bancorp	78,064	3,560,499
UniCredit SpA	68,065	666,076
Wells Fargo & Co.	246,661	10,781,552
		43,010,666
Capital Markets - 1.2%
Bank of New York Mellon Corp.	90,452	3,756,472
BlackRock, Inc. Class A	3,829	2,551,607
Cboe Global Markets, Inc.	3,689	435,191
Goldman Sachs Group, Inc.	2,249	748,175
Intercontinental Exchange, Inc.	27,420	2,765,307
State Street Corp.	30,294	2,070,595
StepStone Group, Inc. Class A	19,886	542,689
Virtu Financial, Inc. Class A	28,824	661,799
		13,531,835
Consumer Finance - 0.4%
American Express Co.	15,904	2,417,408
Capital One Financial Corp.	13,971	1,478,411
OneMain Holdings, Inc.	21,076	736,185
Shriram Transport Finance Co. Ltd.	12,449	208,847
		4,840,851
Diversified Financial Services - 0.3%
Berkshire Hathaway, Inc.:
Class A (a)	1	421,308
Class B (a)	8,901	2,499,401
		2,920,709
Insurance - 1.6%
Arthur J. Gallagher & Co.	11,510	2,089,871
Assurant, Inc.	3,873	613,832
Chubb Ltd.	4,641	877,381
Globe Life, Inc.	14,550	1,414,115
Hartford Financial Services Group, Inc.	33,529	2,156,250
Marsh & McLennan Companies, Inc.	20,481	3,305,019
Prudential PLC	11,862	124,494
The Travelers Companies, Inc.	49,292	7,967,559
		18,548,521
TOTAL FINANCIALS		82,852,582
HEALTH CARE - 9.4%
Biotechnology - 1.5%
Amgen, Inc.	26,195	6,294,659
Horizon Therapeutics PLC (a)	3,986	236,011
Legend Biotech Corp. ADR (a)	25,221	1,172,524
Regeneron Pharmaceuticals, Inc. (a)	4,521	2,626,972
Seagen, Inc. (a)	3,489	538,318
Vertex Pharmaceuticals, Inc. (a)	21,096	5,944,009
		16,812,493
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	52,132	5,351,350
Boston Scientific Corp. (a)	144,280	5,815,927
Demant A/S (a)	29,364	906,621
Edwards Lifesciences Corp. (a)	16,624	1,497,822
ResMed, Inc.	15,009	3,300,779
		16,872,499
Health Care Providers & Services - 3.1%
agilon health, Inc. (a)	85,160	1,769,625
AmerisourceBergen Corp.	33,086	4,849,084
Humana, Inc.	12,223	5,888,797
Option Care Health, Inc. (a)	94,210	2,916,742
Surgery Partners, Inc. (a)	74,806	2,059,409
UnitedHealth Group, Inc.	34,166	17,743,429
		35,227,086
Life Sciences Tools & Services - 0.9%
IQVIA Holdings, Inc. (a)	5,585	1,187,706
Thermo Fisher Scientific, Inc.	15,944	8,694,582
		9,882,288
Pharmaceuticals - 2.4%
AstraZeneca PLC sponsored ADR	67,608	4,217,387
Bristol-Myers Squibb Co.	56,176	3,786,824
Eli Lilly & Co.	32,583	9,814,977
Roche Holding AG (participation certificate)	9,001	2,900,497
Royalty Pharma PLC	106,563	4,455,399
Zoetis, Inc. Class A	17,972	2,813,157
		27,988,241
TOTAL HEALTH CARE		106,782,607
INDUSTRIALS - 5.4%
Aerospace & Defense - 1.1%
Howmet Aerospace, Inc.	34,556	1,224,319
Lockheed Martin Corp.	10,546	4,430,480
Northrop Grumman Corp.	4,093	1,956,413
Raytheon Technologies Corp.	13,941	1,251,205
Space Exploration Technologies Corp. Class A (a)(b)(e)	2,000	140,000
The Boeing Co. (a)	23,637	3,787,829
		12,790,246
Air Freight & Logistics - 0.1%
Delhivery Private Ltd. (b)	22,100	150,246
United Parcel Service, Inc. Class B	6,599	1,283,571
		1,433,817
Airlines - 0.1%
Delta Air Lines, Inc. (a)	38,249	1,188,396
Building Products - 0.4%
Jeld-Wen Holding, Inc. (a)	23,405	260,966
Trane Technologies PLC	28,892	4,451,390
		4,712,356
Electrical Equipment - 0.6%
AMETEK, Inc.	35,228	4,232,996
Emerson Electric Co.	35,449	2,897,601
Fluence Energy, Inc. (d)	2,111	42,114
		7,172,711
Industrial Conglomerates - 0.6%
General Electric Co.	52,659	3,867,277
Honeywell International, Inc.	13,342	2,526,308
		6,393,585
Machinery - 1.6%
Caterpillar, Inc.	14,120	2,608,105
Deere & Co.	3,724	1,360,191
Dover Corp.	25,824	3,226,967
Fortive Corp.	78,124	4,947,593
Ingersoll Rand, Inc.	51,334	2,431,692
Parker Hannifin Corp.	12,900	3,418,500
		17,993,048
Professional Services - 0.1%
Dun & Bradstreet Holdings, Inc. (d)	17,635	251,299
Equifax, Inc.	4,806	907,133
		1,158,432
Road & Rail - 0.8%
CSX Corp.	136,439	4,318,294
Norfolk Southern Corp.	10,443	2,539,007
Old Dominion Freight Lines, Inc.	8,527	2,314,313
		9,171,614
TOTAL INDUSTRIALS		62,014,205
INFORMATION TECHNOLOGY - 17.1%
Electronic Equipment & Components - 0.2%
Amphenol Corp. Class A	30,741	2,260,386
IT Services - 2.5%
Accenture PLC Class A	3,002	865,957
Affirm Holdings, Inc. (a)	9,394	220,101
Block, Inc. Class A (a)	24,386	1,680,439
Capgemini SA	8,696	1,511,855
Cognizant Technology Solutions Corp. Class A	50,817	3,210,110
Dlocal Ltd. (a)	42,978	1,068,863
EPAM Systems, Inc. (a)	3,890	1,659,085
MasterCard, Inc. Class A	5,882	1,907,944
MongoDB, Inc. Class A (a)	6,793	2,193,188
Snowflake, Inc. (a)	4,528	819,342
Thoughtworks Holding, Inc.	32,245	424,344
Twilio, Inc. Class A (a)	9,238	642,780
Visa, Inc. Class A	57,984	11,522,001
Wix.com Ltd. (a)	9,637	609,926
Worldline SA (a)(c)	6,147	263,354
		28,599,289
Semiconductors & Semiconductor Equipment - 3.1%
Advanced Micro Devices, Inc. (a)	11,513	977,108
ASML Holding NV (Netherlands)	2,760	1,347,198
Lam Research Corp.	7,112	3,114,416
Marvell Technology, Inc.	33,966	1,590,288
MediaTek, Inc.	36,000	779,524
Microchip Technology, Inc.	44,957	2,933,444
Micron Technology, Inc.	68,132	3,851,502
NVIDIA Corp.	72,726	10,977,262
NXP Semiconductors NV	13,692	2,253,429
Renesas Electronics Corp. (a)	211,858	2,005,988
Silergy Corp.	24,000	411,762
SolarEdge Technologies, Inc. (a)	6,403	1,767,036
Taiwan Semiconductor Manufacturing Co. Ltd.	199,000	3,260,107
		35,269,064
Software - 7.1%
Adobe, Inc. (a)	17,938	6,698,767
Autodesk, Inc. (a)	12,901	2,602,648
Black Knight, Inc. (a)	3,552	235,000
CCC Intelligent Solutions Holdings, Inc. (a)(b)	3,671	35,095
Coupa Software, Inc. (a)	9,418	550,011
Cvent Holding Corp. (a)(b)	16,168	81,810
Elastic NV (a)	7,679	644,345
Epic Games, Inc. (a)(b)(e)	182	169,260
Five9, Inc. (a)	10,621	1,042,026
HubSpot, Inc. (a)	5,582	1,881,357
Intuit, Inc.	10,585	4,570,391
Microsoft Corp.	200,896	52,528,275
Otonomo Technologies Ltd. (a)	13,257	5,699
Salesforce.com, Inc. (a)	35,084	5,477,314
Stripe, Inc. Class B (a)(b)(e)	1,800	50,868
Synopsys, Inc. (a)	7,730	2,674,735
Workday, Inc. Class A (a)	8,037	1,322,569
		80,570,170
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	305,979	48,106,018
TOTAL INFORMATION TECHNOLOGY		194,804,927
MATERIALS - 1.7%
Chemicals - 1.1%
Air Products & Chemicals, Inc.	5,632	1,421,798
CF Industries Holdings, Inc.	21,511	2,225,528
DuPont de Nemours, Inc.	11,629	647,038
Ecolab, Inc.	6,472	1,060,308
International Flavors & Fragrances, Inc.	8,782	970,235
Linde PLC	11,539	3,263,922
LyondellBasell Industries NV Class A	690	57,270
Olin Corp.	16,807	918,671
Sherwin-Williams Co.	5,455	1,266,106
Valvoline, Inc.	30,174	877,158
		12,708,034
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	2,107	732,625
Summit Materials, Inc. (a)	15,049	427,693
Vulcan Materials Co.	4,456	741,879
		1,902,197
Containers & Packaging - 0.1%
Aptargroup, Inc.	770	79,164
Crown Holdings, Inc.	12,416	1,124,765
Sealed Air Corp.	5,100	274,431
		1,478,360
Metals & Mining - 0.3%
Alcoa Corp.	8,206	406,033
First Quantum Minerals Ltd.	42,027	743,676
Freeport-McMoRan, Inc.	48,973	1,449,601
Newmont Corp.	8,723	360,783
Reliance Steel & Aluminum Co.	3,579	672,780
		3,632,873
TOTAL MATERIALS		19,721,464
REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 1.8%
Alexandria Real Estate Equities, Inc.	578	88,665
American Tower Corp.	11,205	2,846,630
Corporate Office Properties Trust (SBI)	25,085	648,196
Crown Castle International Corp.	19,348	3,305,219
CubeSmart	14,024	645,805
Equinix, Inc.	2,613	1,717,708
Equity Lifestyle Properties, Inc.	19,713	1,381,881
Essex Property Trust, Inc.	2,973	788,023
Host Hotels & Resorts, Inc.	41,549	738,326
Invitation Homes, Inc.	31,756	1,152,108
Kilroy Realty Corp.	1,426	69,546
Life Storage, Inc.	2,405	306,036
Mid-America Apartment Communities, Inc.	7,326	1,213,698
Prologis (REIT), Inc.	20,688	2,575,863
Simon Property Group, Inc.	2,993	305,226
Ventas, Inc.	15,763	754,417
Washington REIT (SBI)	11,383	223,221
Welltower Op	14,077	1,079,002
		19,839,570
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC (a)	74,301	1,111,543
WeWork, Inc. (a)	24,886	102,033
		1,213,576
TOTAL REAL ESTATE		21,053,146
UTILITIES - 2.1%
Electric Utilities - 1.4%
Constellation Energy Corp.	17,963	1,465,601
Edison International	14,301	969,179
Evergy, Inc.	12,409	850,389
Exelon Corp.	36,170	1,588,225
FirstEnergy Corp.	28,283	1,118,593
NextEra Energy, Inc.	53,494	4,550,200
PG&E Corp. (a)	115,995	1,430,218
PPL Corp.	33,387	970,894
Southern Co.	38,066	2,933,747
		15,877,046
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	42,839	1,090,253
Multi-Utilities - 0.6%
CenterPoint Energy, Inc.	26,711	842,198
Dominion Energy, Inc.	28,439	2,326,310
NiSource, Inc.	23,036	679,792
Public Service Enterprise Group, Inc.	11,771	757,582
Sempra Energy	12,443	2,052,722
		6,658,604
TOTAL UTILITIES		23,625,903
TOTAL COMMON STOCKS (Cost $726,359,139)		756,373,817

Preferred Stocks - 0.2%
	Shares	Value ($)
Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Algolia SAS Series D (a)(b)(e)	3,612	70,253

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
ABL Space Systems:
Series B(a)(b)(e)	1,784	99,850
Series B2(b)(e)	1,176	65,821
		165,671
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (a)(b)(e)	731	75,417

TOTAL INDUSTRIALS		241,088

INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
Astranis Space Technologies Corp. Series C (a)(b)(e)	6,103	94,108
Xsight Labs Ltd. Series D (a)(b)(e)	6,632	49,607
		143,715
IT Services - 0.0%
ByteDance Ltd. Series E1 (a)(b)(e)	1,863	274,085

Semiconductors & Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (b)(e)	18,600	189,153
GaN Systems, Inc.:
Series F1(b)(e)	2,171	14,567
Series F2(b)(e)	1,146	7,690
		211,410
Software - 0.1%
Bolt Technology OU Series E (b)(e)	957	148,617
Databricks, Inc.:
Series G(a)(b)(e)	444	24,318
Series H(b)(e)	2,574	140,978
Skyryse, Inc. Series B (b)(e)	7,300	176,441
Stripe, Inc. Series H (a)(b)(e)	700	19,782
		510,136
TOTAL INFORMATION TECHNOLOGY		1,139,346

TOTAL CONVERTIBLE PREFERRED STOCKS		1,450,687
Nonconvertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Checkr, Inc. Series E (e)	12,063	224,492
Gupshup, Inc. (a)(b)(e)	3,298	64,344
		288,836
TOTAL PREFERRED STOCKS (Cost $1,765,924)		1,739,523

U.S. Treasury Obligations - 0.0%
	Principal Amount (f)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.11% to 2.61% 9/1/22 to 11/17/22 (g) (Cost $379,373)	380,000	379,334

Preferred Securities - 0.0%
	Principal Amount (f)	Value ($)
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
GaN Systems, Inc. 0% (b)(e)(h) (Cost $50,872)	50,872	50,872

Fixed-Income Funds - 31.4%
	Shares	Value ($)
Fidelity High Income Central Fund (i)	0	6
Fidelity Investment Grade Bond Central Fund (i)	3,556,471	356,998,527
TOTAL FIXED-INCOME FUNDS (Cost $400,463,578)		356,998,533

Money Market Funds - 2.0%
	Shares	Value ($)
Fidelity Cash Central Fund 2.33% (j)	22,105,594	22,110,015
Fidelity Securities Lending Cash Central Fund 2.34% (j)(k)	869,663	869,750
TOTAL MONEY MARKET FUNDS (Cost $22,979,765)		22,979,765

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $1,151,998,651)	1,138,521,844
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(610,442)
NET ASSETS - 100.0%	1,137,911,402

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	29	Sep 2022	5,736,925	58,676	58,676

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,697,826 or 0.2% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $274,962 or 0.0% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)	Level 3 security
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $129,334.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ABL Space Systems Series B	3/24/21	80,344
ABL Space Systems Series B2	10/22/21	79,963
Algolia SAS Series D	7/23/21	105,633
Astera Labs, Inc. Series C	8/24/21	62,529
Astranis Space Technologies Corp. Series C	3/19/21	133,783
Beta Technologies, Inc. Series A	4/09/21	53,560
Bolt Technology OU Series E	1/03/22	248,626
ByteDance Ltd. Series E1	11/18/20	204,137
Cazoo Group Ltd.	3/28/21	57,000
CCC Intelligent Solutions Holdings, Inc.	2/02/21	36,710
Cvent Holding Corp.	7/23/21	161,680
Databricks, Inc. Series G	2/01/21	26,250
Databricks, Inc. Series H	8/31/21	189,148
Delhivery Private Ltd.	5/20/21	107,875
Epic Games, Inc.	3/29/21	161,070
GaN Systems, Inc. Series F1	11/30/21	18,410
GaN Systems, Inc. Series F2	11/30/21	9,718
GaN Systems, Inc. 0%	11/30/21	50,872
Gupshup, Inc.	6/08/21	75,409
Skyryse, Inc. Series B	10/21/21	180,164
Space Exploration Technologies Corp. Class A	2/16/21	83,998
Starling Bank Ltd. Series D	6/18/21	326,861
Stripe, Inc. Class B	5/18/21	72,231
Stripe, Inc. Series H	3/15/21	28,088
Xsight Labs Ltd. Series D	2/16/21	53,029
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.33%	4,294,520	354,894,970	337,079,475	123,471	-	-	22,110,015	0.0%
Fidelity High Income Central Fund	5	1	-	-	-	-	6	0.0%
Fidelity Investment Grade Bond Central Fund	256,770,649	154,089,811	7,712,149	7,844,057	(254,058)	(45,895,726)	356,998,527	1.1%
Fidelity Securities Lending Cash Central Fund 2.34%	713,545	17,827,608	17,671,403	18,859	-	-	869,750	0.0%
Total	261,778,719	526,812,390	362,463,027	7,986,387	(254,058)	(45,895,726)	379,978,298

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	67,834,987	67,665,096	169,891	-
Consumer Discretionary	90,690,498	88,092,991	2,527,254	70,253
Consumer Staples	51,385,999	51,385,999	-	-
Energy	35,677,752	35,677,752	-	-
Financials	82,852,582	79,054,141	3,297,644	500,797
Health Care	106,782,607	103,882,110	2,900,497	-
Industrials	62,255,293	61,723,959	150,246	381,088
Information Technology	196,233,109	186,516,866	8,067,933	1,648,310
Materials	19,721,464	19,721,464	-	-
Real Estate	21,053,146	21,053,146	-	-
Utilities	23,625,903	23,625,903	-	-

U.S. Government and Government Agency Obligations	379,334	-	379,334	-

Preferred Securities	50,872	-	-	50,872

Fixed-Income Funds	356,998,533	356,998,533	-	-

Money Market Funds	22,979,765	22,979,765	-	-
Total Investments in Securities:	1,138,521,844	1,118,377,725	17,492,799	2,651,320
Derivative Instruments:

Assets
Futures Contracts	58,676	58,676	-	-
Total Assets	58,676	58,676	-	-
Total Derivative Instruments:	58,676	58,676	-	-

Net Unrealized Depreciation on Unfunded Commitments	(10,803)	-	-	(10,803)
Total	(10,803)	-	-	(10,803)

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	58,676	0
Total Equity Risk	58,676	0
Total Value of Derivatives	58,676	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		August 31, 2022

Assets
Investment in securities, at value (including securities loaned of $825,622) - See accompanying schedule:	$758,543,546
Unaffiliated issuers (cost $728,555,308)
Fidelity Central Funds (cost $423,443,343)	379,978,298

Total Investment in Securities (cost $1,151,998,651)		$1,138,521,844
Foreign currency held at value (cost $48,803)		48,806
Receivable for investments sold		1,492,210
Receivable for fund shares sold		227,858
Dividends receivable		997,630
Distributions receivable from Fidelity Central Funds		46,863
Other receivables		5,742
Total assets		1,141,340,953
Liabilities
Payable to custodian bank	$26,997
Payable for investments purchased	1,063,427
Unrealized depreciation on unfunded commitments	10,803
Payable for fund shares redeemed	1,087,516
Accrued management fee	314,839
Payable for daily variation margin on futures contracts	44,950
Other payables and accrued expenses	11,269
Collateral on securities loaned	869,750
Total Liabilities		3,429,551
Net Assets		$1,137,911,402
Net Assets consist of:
Paid in capital		$1,145,251,464
Total accumulated earnings (loss)		(7,340,062)
Net Assets		$1,137,911,402
Net Asset Value , offering price and redemption price per share ($1,137,911,402 ÷ 90,845,218 shares)		$12.53

Statement of Operations
		Year ended August 31, 2022
Investment Income
Dividends		$9,328,012
Interest		3,329
Income from Fidelity Central Funds (including $18,859 from security lending)		7,986,387
Total Income		17,317,728
Expenses
Management fee	$3,572,963
Independent trustees' fees and expenses	3,601
Total expenses before reductions	3,576,564
Expense reductions	(10)
Total expenses after reductions		3,576,554
Net Investment income (loss)		13,741,174
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $84,141)	9,195,779
Fidelity Central Funds	(254,058)
Foreign currency transactions	(15,527)
Futures contracts	(1,403,921)
Total net realized gain (loss)		7,522,273
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $54,541)	(130,987,019)
Fidelity Central Funds	(45,895,726)
Unfunded commitments	44,355
Assets and liabilities in foreign currencies	(4,527)
Futures contracts	58,676
Total change in net unrealized appreciation (depreciation)		(176,784,241)
Net gain (loss)		(169,261,968)
Net increase (decrease) in net assets resulting from operations		$(155,520,794)

Statement of Changes in Net Assets

	Year ended August 31, 2022	Year ended August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,741,174	$7,604,806
Net realized gain (loss)	7,522,273	35,890,264
Change in net unrealized appreciation (depreciation)	(176,784,241)	103,930,682
Net increase (decrease) in net assets resulting from operations	(155,520,794)	147,425,752
Distributions to shareholders	(45,520,342)	(12,709,392)
Share transactions
Proceeds from sales of shares	536,400,126	545,690,579
Reinvestment of distributions	45,520,342	12,709,392
Cost of shares redeemed	(200,420,552)	(162,643,116)
Net increase (decrease) in net assets resulting from share transactions	381,499,916	395,756,855
Total increase (decrease) in net assets	180,458,780	530,473,215

Net Assets
Beginning of period	957,452,622	426,979,407
End of period	$1,137,911,402	$957,452,622

Other Information
Shares
Sold	38,181,249	39,877,264
Issued in reinvestment of distributions	3,233,227	979,766
Redeemed	(14,541,851)	(11,758,073)
Net increase (decrease)	26,872,625	29,098,957

Fidelity® Balanced K6 Fund

Years ended August 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$14.97	$12.24	$10.23	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.17	.16	.19	.04
Net realized and unrealized gain (loss)	(1.98)	2.87	1.97	.20
Total from investment operations	(1.81)	3.03	2.16	.24
Distributions from net investment income	(.16)	(.14)	(.14)	(.01)
Distributions from net realized gain	(.47)	(.16)	(.01)	-
Total distributions	(.63)	(.30)	(.15)	(.01)
Net asset value, end of period	$12.53	$14.97	$12.24	$10.23
Total Return D,E	(12.52)%	25.14%	21.36%	2.35%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.32%	.32%	.32%	.32% H
Expenses net of fee waivers, if any	.32%	.32%	.32%	.32% H
Expenses net of all reductions	.32%	.32%	.31%	.32% H
Net investment income (loss)	1.23%	1.14%	1.75%	2.00% H
Supplemental Data
Net assets, end of period (000 omitted)	$1,137,911	$957,453	$426,979	$1,629
Portfolio turnover rate I	38% J	42% J	76% J	6% K

A For the period June 14, 2019 (commencement of operations) through August 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Amount not annualized.

Notes to Financial Statements
For the period ended August 31, 2022

1. Organization.
Fidelity Balanced K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	.04%
Fidelity Investment Grade Bond Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment-grade debt securities.	Futures Restricted Securities Swaps	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or ETFs, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 102,458,990
Gross unrealized depreciation	(119,839,173)
Net unrealized appreciation (depreciation)	$ (17,380,183)
Tax Cost	$1,155,891,224

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,475,159
Undistributed long-term capital gain	$ 21,766,543
Net unrealized appreciation (depreciation) on securities and other investments	$ (17,383,718)

Due to large subscriptions in a prior period, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in the future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The Fund intends to elect to defer to its next fiscal year $15,186,776 of capital losses recognized during the period November 1, 2021 to August 31, 2022.

The tax character of distributions paid was as follows:
	August 31, 2022	August 31, 2021
Ordinary Income	$ 29,293,650	$ 11,464,714
Long-term Capital Gains	16,226,692	1,244,678
Total	$ 45,520,342	$ 12,709,392

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Balanced K6 Fund	Stripe, Inc.	$10,803	$(10,803)

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Balanced K6 Fund	524,657,676	405,820,063

Unaffiliated Exchanges In-Kind.   Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Balanced K6 Fund	15,411,272	216,180,050

Prior Year Unaffiliated Exchanges In-Kind.   Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Balanced K6 Fund	26,062,904	360,632,992

6. Fees and Other Transactions with Affiliates.
Management Fee.   Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .32% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Balanced K6 Fund	$ 9,330

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Balanced K6 Fund	39,552,777	33,171,419	(308,266)

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Balanced K6 Fund	$ 2,016	$ 38	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $10.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Balanced K6 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Balanced K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2022 and for the period June 14, 2019 (commencement of operations) through August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the three years in the period ended August 31, 2022 and for the period June 14, 2019 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.   Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures.   We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
October 17, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 to August 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period- C March 1, 2022 to August 31, 2022

Fidelity® Balanced K6 Fund	.32%
Actual		$ 1,000	$ 902.90	$ 1.53
Hypothetical- B		$ 1,000	$ 1,023.59	$ 1.63

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2022, $24,369,828, or, if subsequently determined to be different, the net capital gain of such year.

A total of 9.94% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 99.90% and 90.82% of the short-term capital gain dividends distributed in October and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 2%, 49%, 82%, and 82% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 5%, 56%, 91%, and 91% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1%, 4%, 3%, and 3% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Balanced K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.   The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had a portfolio manager change in November 2019, January 2020 and January 2022. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Balanced K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.   The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for the period ended 2019) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity Balanced K6 Fund

T he Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.   The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.   The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.   In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9893903.103
BAL-K6-ANN-1022
Fidelity® Balanced Fund

Annual Report
August 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Balanced Fund	-12.80%	8.87%	9.50%
Class K	-12.73%	8.96%	9.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Balanced Fund, a class of the fund,  on August 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

41,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$24,785 Fidelity® Balanced Fund
$34,173 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
The S&P 500 index returned -11.23% for the 12 months ending August 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), even as the central bank again raised its benchmark interest rate by 0.75%, before a leg down in August (-4.08%). Turning to fixed income, U.S. taxable investment-grade bonds returned -11.52% for the 12 months, hampered by higher interest rates. Meanwhile, U.S. corporate high-yield bonds returned -10.43% and U.S. Treasury Inflation-Protected Securities had a return of -5.98%.
Comments from Co-Portfolio Manager Robert Stansky:
For the fiscal year, the fund's share classes returned about -13%, trailing the -11.07% return of the Fidelity Balanced Hybrid Composite Index. Versus the Composite index, security selection in the equity subportfolio detracted most. The fund's stock investments returned -13.12% the past 12 months, versus -11.23% for the S&P 500. Stock picks particularly hurt in the software & services segment of the information technology sector. At the stock level, negligible exposure to strong-performing benchmark components Chevron (+70%) and ConocoPhillips (+104%) notably held back the fund's performance. We sold both positions. Conversely, positioning in utilities and materials aided relative performance a bit. Nielsen Holdings (+22%) - not held at period end - was one of the top relative contributors among individual holdings. The investment-grade bond central fund returned -11.04%, outpacing the -11.52% result of the Bloomberg U.S. Aggregate Bond Index. Our decision to limit the portfolio's duration, particularly in the period's first half, added value versus the benchmark amid sharply rising interest rates the past 12 months. Significantly underweighting mortgage-backed securities also contributed on a relative basis. On the other hand, overweighting investment-grade corporate bonds detracted versus the benchmark, as widening credit spreads negatively affected the performance of corporates. We especially saw underperformance from the debt of high-quality bank issuers, which we favored for their generally defensive qualities.
Notes to shareholders:
After more than 17 years with Fidelity, Brian Lempel retired from Fidelity on January 18, 2022, at which time Matt Drukker, Pri Bakshi and Ali Khan were appointed co-managers of the fund. Pri and Ali assumed responsibility for the information technology sleeve, while Matt took the reins on the communication services sleeve. On April 1, 2022, Ashley Fernandes assumed co-management responsibilities for the fund's materials sleeve, joining Jody Simes. On July 27, 2022, Chad Colman assumed portfolio management responsibilities for the fund's industrials sleeve, succeeding John Mirshekari. On August 1, 2022, Chris Lee assumed co-management responsibilities for the fund. After nearly four decades with Fidelity, Robert Stansky will retire on December 31, 2022. On January 1, 2023, Chris Lee plans to assume Stansky's responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2022 (Unaudited)
The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.
Top Holdings (% of Fund's net assets)

Microsoft Corp.	4.7
Apple, Inc.	4.3
Amazon.com, Inc.	2.6
UnitedHealth Group, Inc.	1.6
Alphabet, Inc. Class A	1.4
Alphabet, Inc. Class C	1.3
Meta Platforms, Inc. Class A	1.2
Exxon Mobil Corp.	1.2
Tesla, Inc.	1.1
Bank of America Corp.	1.1
20.5

Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
U.S. Treasury Obligations	10.9
Freddie Mac	1.9
Fannie Mae	1.7
Uniform Mortgage Backed Securities	1.4
Ginnie Mae	1.3
JPMorgan Chase & Co.	0.4
Bank of America Corp.	0.4
Morgan Stanley	0.4
BX Trust	0.4
Citigroup, Inc.	0.3
19.1

Market Sectors (% of Fund's net assets)

Information Technology	18.1
Financials	12.4
Health Care	10.1
Consumer Discretionary	8.4
Communication Services	6.9
Industrials	5.6
Consumer Staples	5.2
Energy	4.2
Real Estate	2.9
Utilities	2.6
Materials	1.8

Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%*
*Short-term investments and Net Other Assets (Liabilities) are not available in the pie chart.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.7)%*
Foreign investments - 8.7%
*Short-Term Investments and Net Other Assets (Liabilities) are not available in the pie chart.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Percentages in the above tables are adjusted for the effect of futures contracts and swaps, if applicable.
An unaudited holdings listing for the fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments August 31, 2022
Showing Percentage of Net Assets
Common Stocks - 67.0%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	1,822,754	31,971
Liberty Global PLC Class C (a)	1,809,636	38,563
		70,534
Entertainment - 1.1%
Activision Blizzard, Inc.	993,492	77,979
Cinemark Holdings, Inc. (a)(b)	956,180	13,463
Electronic Arts, Inc.	84,200	10,682
Netflix, Inc. (a)	629,640	140,762
Sea Ltd. ADR (a)	490,446	30,408
Take-Two Interactive Software, Inc. (a)	227,006	27,822
The Walt Disney Co. (a)	1,087,300	121,865
Warner Bros Discovery, Inc. (a)	85,853	1,137
		424,118
Interactive Media & Services - 4.0%
Alphabet, Inc.:
Class A (a)	5,064,555	548,086
Class C (a)	4,552,292	496,883
Meta Platforms, Inc. Class A (a)	2,938,097	478,704
Snap, Inc. Class A (a)	3,779,959	41,126
Tongdao Liepin Group (a)	10,176,124	12,697
Twitter, Inc. (a)	455,410	17,647
		1,595,143
Media - 0.3%
Altice U.S.A., Inc. Class A (a)(b)	1,295,330	12,953
Comcast Corp. Class A	1,267,224	45,861
Liberty Broadband Corp.:
Class A (a)	106,089	10,696
Class C (a)	408,845	41,580
		111,090
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	1,225,684	176,449
TOTAL COMMUNICATION SERVICES		2,377,334
CONSUMER DISCRETIONARY - 7.9%
Auto Components - 0.1%
Adient PLC (a)	713,528	23,689
Automobiles - 1.2%
Ferrari NV	130,971	25,495
Tesla, Inc. (a)	1,643,412	452,941
		478,436
Distributors - 0.1%
LKQ Corp.	713,062	37,949
Diversified Consumer Services - 0.0%
Frontdoor, Inc. (a)	390,572	9,171
Hotels, Restaurants & Leisure - 1.1%
ARAMARK Holdings Corp.	155,071	5,538
Booking Holdings, Inc. (a)	59,776	112,128
Caesars Entertainment, Inc. (a)	632,461	27,272
Churchill Downs, Inc.	300,565	59,238
Compass Group PLC	1,220,844	26,262
Domino's Pizza, Inc.	108,187	40,230
Marriott International, Inc. Class A	682,507	104,929
McDonald's Corp.	258,702	65,265
Sweetgreen, Inc. Class A	73,488	1,243
		442,105
Household Durables - 0.2%
Lennar Corp. Class A	614,264	47,575
Mohawk Industries, Inc. (a)	199,009	21,963
		69,538
Internet & Direct Marketing Retail - 3.0%
Amazon.com, Inc. (a)	7,948,626	1,007,647
Cazoo Group Ltd. (a)(c)	387,545	262
Deliveroo PLC Class A (a)(d)	477,231	448
eBay, Inc.	1,502,788	66,318
Uber Technologies, Inc. (a)	3,362,850	96,716
ZOZO, Inc.	37	1
		1,171,392
Multiline Retail - 0.4%
Dollar General Corp.	513,947	122,021
Nordstrom, Inc. (b)	1,028,723	17,601
Ollie's Bargain Outlet Holdings, Inc. (a)	117,117	6,478
		146,100
Specialty Retail - 1.4%
Burlington Stores, Inc. (a)	115,099	16,136
Industria de Diseno Textil SA (b)	1,897,735	40,975
Lowe's Companies, Inc.	1,153,869	224,012
The Home Depot, Inc.	451,402	130,193
TJX Companies, Inc.	2,206,864	137,598
		548,914
Textiles, Apparel & Luxury Goods - 0.4%
Capri Holdings Ltd. (a)	266,769	12,586
LVMH Moet Hennessy Louis Vuitton SE	28,563	18,431
NIKE, Inc. Class B	543,248	57,829
PVH Corp.	332,496	18,703
Tapestry, Inc.	1,878,953	65,256
		172,805
TOTAL CONSUMER DISCRETIONARY		3,100,099
CONSUMER STAPLES - 4.6%
Beverages - 1.7%
Boston Beer Co., Inc. Class A (a)	36,891	12,435
Celsius Holdings, Inc. (a)	93,731	9,700
Constellation Brands, Inc. Class A (sub. vtg.)	399,286	98,244
Duckhorn Portfolio, Inc. (a)	366,787	6,690
Keurig Dr. Pepper, Inc.	367,059	13,992
Monster Beverage Corp. (a)	819,429	72,790
PepsiCo, Inc.	1,080,345	186,111
Pernod Ricard SA	97,492	17,983
The Coca-Cola Co.	3,875,574	239,162
		657,107
Food & Staples Retailing - 1.2%
Albertsons Companies, Inc.	902,351	24,824
Cake Box Holdings PLC	341,737	498
Costco Wholesale Corp.	360,956	188,455
Grocery Outlet Holding Corp. (a)	164,569	6,603
Sysco Corp.	504,803	41,505
U.S. Foods Holding Corp. (a)	1,589,209	48,662
Walmart, Inc.	1,330,109	176,306
		486,853
Food Products - 0.7%
Bunge Ltd.	114,714	11,376
Darling Ingredients, Inc. (a)	183,727	13,974
Freshpet, Inc. (a)	257,576	11,212
Hotel Chocolat Group Ltd. (a)	209,298	331
Lamb Weston Holdings, Inc.	263,340	20,943
Local Bounti Corp. (a)	1,108,407	4,123
McCormick & Co., Inc. (non-vtg.)	421,727	35,455
Mondelez International, Inc.	1,647,340	101,904
Sovos Brands, Inc.	535,923	8,184
The Hershey Co.	206,436	46,380
TreeHouse Foods, Inc. (a)	268,599	12,517
		266,399
Household Products - 0.9%
Procter & Gamble Co.	2,413,673	332,942
The Clorox Co.	38,983	5,627
		338,569
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	205,946	52,389
Olaplex Holdings, Inc.	113,182	1,508
The Honest Co., Inc. (a)(b)	194,732	703
		54,600
TOTAL CONSUMER STAPLES		1,803,528
ENERGY - 3.1%
Energy Equipment & Services - 0.3%
Expro Group Holdings NV (a)	465,790	6,297
Halliburton Co.	1,125,773	33,920
Liberty Oilfield Services, Inc. Class A (a)	291,931	4,379
Schlumberger Ltd.	1,786,446	68,153
Weatherford International PLC (a)	438,968	12,353
		125,102
Oil, Gas & Consumable Fuels - 2.8%
Canadian Natural Resources Ltd.	1,747,043	95,776
Delek U.S. Holdings, Inc.	342,509	9,676
Exxon Mobil Corp.	4,842,517	462,896
Genesis Energy LP	2,656,323	30,760
Hess Corp.	1,014,536	122,536
Imperial Oil Ltd.	1,815,986	89,130
Kosmos Energy Ltd. (a)	5,784,167	40,894
MEG Energy Corp. (a)	6,826,191	95,427
Phillips 66 Co.	420,059	37,578
Tourmaline Oil Corp.	891,256	52,694
Valero Energy Corp.	638,682	74,802
		1,112,169
TOTAL ENERGY		1,237,271
FINANCIALS - 7.2%
Banks - 3.7%
Bank of America Corp.	13,197,045	443,553
BankUnited, Inc.	168,919	6,258
BNP Paribas SA	483,515	22,469
Citizens Financial Group, Inc.	648,119	23,773
Comerica, Inc.	357,801	28,731
Eurobank Ergasias Services and Holdings SA (a)	24,237,898	22,488
First Horizon National Corp.	1,039,490	23,513
JPMorgan Chase & Co.	1,147,314	130,484
M&T Bank Corp.	384,668	69,925
Piraeus Financial Holdings SA (a)	5,684,380	5,987
PNC Financial Services Group, Inc.	382,327	60,408
Signature Bank	146,906	25,615
Silvergate Capital Corp. (a)	51,235	4,669
Societe Generale Series A	1,171,016	25,816
Starling Bank Ltd. Series D (a)(c)(e)	5,092,112	13,949
Sumitomo Mitsui Financial Group, Inc.	334,300	10,084
SVB Financial Group (a)	63,862	25,961
U.S. Bancorp	2,441,021	111,335
UniCredit SpA	2,389,812	23,386
Wells Fargo & Co.	8,370,168	365,860
		1,444,264
Capital Markets - 1.1%
Bank of New York Mellon Corp.	2,828,570	117,471
BlackRock, Inc. Class A	130,212	86,772
Cboe Global Markets, Inc.	124,346	14,669
Goldman Sachs Group, Inc.	80,029	26,623
Intercontinental Exchange, Inc.	716,514	72,260
State Street Corp.	1,032,925	70,600
StepStone Group, Inc. Class A	716,536	19,554
Virtu Financial, Inc. Class A	1,055,878	24,243
		432,192
Consumer Finance - 0.4%
American Express Co.	537,312	81,671
Capital One Financial Corp.	306,281	32,411
OneMain Holdings, Inc.	877,601	30,655
Shriram Transport Finance Co. Ltd.	696,618	11,687
		156,424
Diversified Financial Services - 0.4%
Ant International Co. Ltd. Class C (a)(c)(e)	7,317,052	13,098
Berkshire Hathaway, Inc.:
Class A (a)	87	36,654
Class B (a)	301,144	84,561
Jumo World Ltd. (a)(e)	1,163	4,833
		139,146
Insurance - 1.6%
Arthur J. Gallagher & Co.	389,979	70,808
Assurant, Inc.	134,788	21,363
Chubb Ltd.	171,832	32,485
Globe Life, Inc.	466,593	45,348
Hartford Financial Services Group, Inc.	1,097,607	70,587
Marsh & McLennan Companies, Inc.	728,596	117,574
Prudential PLC	464,208	4,872
The Travelers Companies, Inc.	1,766,949	285,610
		648,647
TOTAL FINANCIALS		2,820,673
HEALTH CARE - 9.5%
Biotechnology - 1.5%
Amgen, Inc.	910,547	218,804
Horizon Therapeutics PLC (a)	153,273	9,075
Legend Biotech Corp. ADR (a)	886,404	41,209
Regeneron Pharmaceuticals, Inc. (a)	157,127	91,300
Seagen, Inc. (a)	119,256	18,400
Vertex Pharmaceuticals, Inc. (a)	733,323	206,621
		585,409
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	1,869,302	191,884
Boston Scientific Corp. (a)	5,022,973	202,476
Demant A/S (a)	1,024,239	31,624
Edwards Lifesciences Corp. (a)	577,852	52,064
ResMed, Inc.	525,978	115,673
		593,721
Health Care Providers & Services - 3.1%
agilon health, Inc. (a)	2,987,363	62,077
AmerisourceBergen Corp.	1,150,084	168,556
Humana, Inc.	424,766	204,644
Option Care Health, Inc. (a)	3,274,852	101,389
Surgery Partners, Inc. (a)	2,653,535	73,052
UnitedHealth Group, Inc.	1,187,641	616,778
		1,226,496
Life Sciences Tools & Services - 0.9%
IQVIA Holdings, Inc. (a)	195,400	41,554
Thermo Fisher Scientific, Inc.	559,189	304,937
		346,491
Pharmaceuticals - 2.5%
AstraZeneca PLC sponsored ADR	2,353,344	146,802
Bristol-Myers Squibb Co.	2,040,494	137,550
Eli Lilly & Co.	1,139,996	343,401
Roche Holding AG (participation certificate)	312,829	100,807
Royalty Pharma PLC	3,704,541	154,887
Zoetis, Inc. Class A	624,158	97,699
		981,146
TOTAL HEALTH CARE		3,733,263
INDUSTRIALS - 5.3%
Aerospace & Defense - 1.1%
Howmet Aerospace, Inc.	1,181,200	41,850
Lockheed Martin Corp.	358,739	150,710
Northrop Grumman Corp.	138,083	66,002
Raytheon Technologies Corp.	469,981	42,181
Space Exploration Technologies Corp. Class A (a)(c)(e)	117,000	8,190
The Boeing Co. (a)	783,764	125,598
		434,531
Air Freight & Logistics - 0.1%
Delhivery Private Ltd. (c)	1,518,900	10,326
United Parcel Service, Inc. Class B	223,214	43,417
		53,743
Airlines - 0.1%
Delta Air Lines, Inc. (a)	1,307,500	40,624
Building Products - 0.4%
Jeld-Wen Holding, Inc. (a)	1,110,502	12,382
Trane Technologies PLC	974,109	150,081
		162,463
Electrical Equipment - 0.6%
AMETEK, Inc.	1,187,587	142,700
Emerson Electric Co.	1,211,800	99,053
		241,753
Industrial Conglomerates - 0.6%
General Electric Co.	1,748,353	128,399
Honeywell International, Inc.	453,803	85,928
		214,327
Machinery - 1.5%
Caterpillar, Inc.	470,170	86,845
Deere & Co.	127,300	46,496
Dover Corp.	784,741	98,061
Fortive Corp.	2,630,272	166,575
Ingersoll Rand, Inc.	1,754,800	83,125
Parker Hannifin Corp.	433,865	114,974
		596,076
Professional Services - 0.1%
Dun & Bradstreet Holdings, Inc. (b)	580,409	8,271
Equifax, Inc.	135,092	25,499
		33,770
Road & Rail - 0.8%
CSX Corp.	4,648,881	147,137
Norfolk Southern Corp.	347,923	84,591
Old Dominion Freight Lines, Inc.	291,500	79,116
		310,844
TOTAL INDUSTRIALS		2,088,131
INFORMATION TECHNOLOGY - 17.6%
Electronic Equipment & Components - 0.2%
Amphenol Corp. Class A	1,089,959	80,145
IT Services - 2.6%
Accenture PLC Class A	109,419	31,563
Affirm Holdings, Inc. (a)(b)	356,539	8,354
Block, Inc. Class A (a)	864,114	59,546
Capgemini SA	309,404	53,792
Cognizant Technology Solutions Corp. Class A	1,806,262	114,102
Dlocal Ltd. (a)	1,516,922	37,726
EPAM Systems, Inc. (a)	136,010	58,008
MasterCard, Inc. Class A	207,739	67,384
MongoDB, Inc. Class A (a)	242,611	78,329
Snowflake, Inc. (a)	164,301	29,730
Thoughtworks Holding, Inc.	1,182,717	15,565
Twilio, Inc. Class A (a)	330,832	23,019
Visa, Inc. Class A	2,059,971	409,337
Wix.com Ltd. (a)	345,606	21,873
Worldline SA (a)(d)	223,543	9,577
		1,017,905
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices, Inc. (a)	414,450	35,174
ASML Holding NV (Netherlands)	95,840	46,781
Lam Research Corp.	252,820	110,712
Marvell Technology, Inc.	1,202,603	56,306
MediaTek, Inc.	1,358,000	29,405
Microchip Technology, Inc.	1,597,766	104,254
Micron Technology, Inc.	2,421,158	136,868
NVIDIA Corp.	2,572,300	388,263
NXP Semiconductors NV	486,925	80,138
Renesas Electronics Corp. (a)	7,521,060	71,214
Silergy Corp.	972,000	16,676
SolarEdge Technologies, Inc. (a)	225,797	62,313
Taiwan Semiconductor Manufacturing Co. Ltd.	7,358,000	120,542
		1,258,646
Software - 7.3%
Adobe, Inc. (a)	638,477	238,433
Autodesk, Inc. (a)	459,499	92,699
Black Knight, Inc. (a)	136,166	9,009
CCC Intelligent Solutions Holdings, Inc. (a)(c)	253,848	2,427
Coupa Software, Inc. (a)	338,767	19,784
Cvent Holding Corp. (a)(c)	788,735	3,991
Elastic NV (a)	279,903	23,487
Epic Games, Inc. (a)(c)(e)	12,272	11,413
Five9, Inc. (a)	375,279	36,819
HubSpot, Inc. (a)	199,333	67,183
Intuit, Inc.	375,679	162,211
Microsoft Corp.	7,103,526	1,857,364
Otonomo Technologies Ltd. (a)	719,577	309
Salesforce.com, Inc. (a)	1,244,410	194,277
Stripe, Inc. Class B (a)(c)(e)	110,500	3,123
Synopsys, Inc. (a)	275,170	95,214
Workday, Inc. Class A (a)	282,028	46,411
		2,864,154
Technology Hardware, Storage & Peripherals - 4.3%
Apple, Inc.	10,817,545	1,700,734
TOTAL INFORMATION TECHNOLOGY		6,921,584
MATERIALS - 1.8%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	203,691	51,422
CF Industries Holdings, Inc.	777,696	80,460
DuPont de Nemours, Inc.	420,382	23,390
Ecolab, Inc.	233,943	38,327
International Flavors & Fragrances, Inc.	317,699	35,099
Linde PLC	416,644	117,852
LyondellBasell Industries NV Class A	24,900	2,067
Olin Corp.	607,445	33,203
Sherwin-Williams Co.	197,179	45,765
Valvoline, Inc.	1,083,772	31,505
		459,090
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	76,495	26,598
Summit Materials, Inc. (a)	585,726	16,646
Vulcan Materials Co.	161,149	26,830
		70,074
Containers & Packaging - 0.1%
Aptargroup, Inc.	26,099	2,683
Crown Holdings, Inc.	448,791	40,656
Sealed Air Corp.	184,300	9,917
		53,256
Metals & Mining - 0.3%
Alcoa Corp.	296,424	14,667
First Quantum Minerals Ltd.	1,542,978	27,303
Freeport-McMoRan, Inc.	1,770,833	52,417
Newmont Corp.	316,341	13,084
Reliance Steel & Aluminum Co.	129,505	24,344
		131,815
TOTAL MATERIALS		714,235
REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Tower Corp.	401,926	102,109
Corporate Office Properties Trust (SBI)	591,233	15,277
Crown Castle International Corp.	601,814	102,808
CubeSmart	485,491	22,357
Equinix, Inc.	90,800	59,689
Equity Lifestyle Properties, Inc.	659,575	46,236
Essex Property Trust, Inc.	105,338	27,921
Host Hotels & Resorts, Inc.	1,612,106	28,647
Invitation Homes, Inc.	1,148,238	41,658
Life Storage, Inc.	85,374	10,864
Mid-America Apartment Communities, Inc.	258,308	42,794
Prologis (REIT), Inc.	737,769	91,860
Simon Property Group, Inc.	113,282	11,552
Ventas, Inc.	556,820	26,649
Washington REIT (SBI)	402,620	7,895
Welltower Op	519,975	39,856
		678,172
Real Estate Management & Development - 0.2%
Cushman & Wakefield PLC (a)	3,343,966	50,026
WeWork, Inc. (a)	912,473	3,741
		53,767
TOTAL REAL ESTATE		731,939
UTILITIES - 2.1%
Electric Utilities - 1.4%
Constellation Energy Corp.	683,643	55,778
Edison International	509,312	34,516
Evergy, Inc.	406,763	27,875
Exelon Corp.	1,288,933	56,597
FirstEnergy Corp.	1,005,759	39,778
NextEra Energy, Inc.	1,906,213	162,142
PG&E Corp. (a)	4,416,459	54,455
PPL Corp.	1,190,658	34,624
Southern Co.	1,355,924	104,501
		570,266
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	1,513,060	38,507
Multi-Utilities - 0.6%
CenterPoint Energy, Inc.	952,112	30,020
Dominion Energy, Inc.	1,004,484	82,167
NiSource, Inc.	776,618	22,918
Public Service Enterprise Group, Inc.	453,247	29,171
Sempra Energy	444,689	73,360
		237,636
TOTAL UTILITIES		846,409
TOTAL COMMON STOCKS (Cost $19,954,671)		26,374,466

Preferred Stocks - 0.4%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. Series F (c)	239,407	11,669

Textiles, Apparel & Luxury Goods - 0.0%
Algolia SAS Series D (a)(c)(e)	189,206	3,680

TOTAL CONSUMER DISCRETIONARY		15,349

INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
ABL Space Systems:
Series B(a)(c)(e)	120,349	6,736
Series B2(c)(e)	54,288	3,038
		9,774
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (a)(c)(e)	49,193	5,075

TOTAL INDUSTRIALS		14,849

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Astranis Space Technologies Corp. Series C (a)(c)(e)	412,038	6,354
Xsight Labs Ltd. Series D (a)(c)(e)	450,873	3,373
		9,727
IT Services - 0.1%
ByteDance Ltd. Series E1 (a)(c)(e)	143,672	21,137

Semiconductors & Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (c)(e)	947,200	9,633
GaN Systems, Inc.:
Series F1(c)(e)	97,586	655
Series F2(c)(e)	51,529	346
		10,634
Software - 0.1%
Bolt Technology OU Series E (c)(e)	41,382	6,426
Databricks, Inc.:
Series G(a)(c)(e)	30,576	1,675
Series H(c)(e)	125,490	6,873
Skyryse, Inc. Series B (c)(e)	332,947	8,047
Stripe, Inc. Series H (a)(c)(e)	45,700	1,291
		24,312
TOTAL INFORMATION TECHNOLOGY		65,810

TOTAL CONVERTIBLE PREFERRED STOCKS		96,008
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. Series E (c)	467,381	22,780

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Checkr, Inc. Series E (e)	588,051	10,944
Gupshup, Inc. (a)(c)(e)	403,701	7,876
		18,820
TOTAL NONCONVERTIBLE PREFERRED STOCKS		41,600
TOTAL PREFERRED STOCKS (Cost $120,400)		137,608

U.S. Treasury Obligations - 0.0%
	Principal Amount (f) (000s)	Value ($) (000s)
U.S. Treasury Bills, yield at date of purchase 1.86% to 1.88% 10/6/22 (g) (Cost $10,601)	10,620	10,597

Preferred Securities - 0.0%
	Principal Amount (f) (000s)	Value ($) (000s)
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
GaN Systems, Inc. 0% (c)(e)(h) (Cost $2,287)	2,287	2,287

Fixed-Income Funds - 31.8%
	Shares	Value ($) (000s)
Fidelity Investment Grade Bond Central Fund (i) (Cost $14,107,709)	124,476,783	12,494,979

Money Market Funds - 0.9%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 2.33% (j)	300,468,356	300,528
Fidelity Securities Lending Cash Central Fund 2.34% (j)(k)	48,080,605	48,085
TOTAL MONEY MARKET FUNDS (Cost $348,599)		348,613

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $34,544,267)	39,368,550
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(29,302)
NET ASSETS - 100.0%	39,339,248

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	403	Sep 2022	79,723	(2,027)	(2,027)

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $195,730,000 or 0.5% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,025,000 or 0.0% of net assets.

(e)	Level 3 security
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,223,000.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
ABL Space Systems Series B	3/24/21	5,420
ABL Space Systems Series B2	10/22/21	3,691
Algolia SAS Series D	7/23/21	5,533
Ant International Co. Ltd. Class C	5/16/18	27,888
Astera Labs, Inc. Series C	8/24/21	3,184
Astranis Space Technologies Corp. Series C	3/19/21	9,032
Beta Technologies, Inc. Series A	4/09/21	3,604
Bolt Technology OU Series E	1/03/22	10,751
ByteDance Ltd. Series E1	11/18/20	15,743
Cazoo Group Ltd.	3/28/21	3,875
CCC Intelligent Solutions Holdings, Inc.	2/02/21	2,538
Circle Internet Financial Ltd. Series E	5/11/21	7,586
Circle Internet Financial Ltd. Series F	5/09/22	10,089
Cvent Holding Corp.	7/23/21	7,887
Databricks, Inc. Series G	2/01/21	1,808
Databricks, Inc. Series H	8/31/21	9,222
Delhivery Private Ltd.	5/20/21	7,414
Epic Games, Inc.	3/29/21	10,861
GaN Systems, Inc. Series F1	11/30/21	828
GaN Systems, Inc. Series F2	11/30/21	437
GaN Systems, Inc. 0%	11/30/21	2,287
Gupshup, Inc.	6/08/21	9,231
Skyryse, Inc. Series B	10/21/21	8,217
Space Exploration Technologies Corp. Class A	2/16/21	4,914
Starling Bank Ltd. Series D	6/18/21	9,104
Stripe, Inc. Class B	5/18/21	4,434
Stripe, Inc. Series H	3/15/21	1,834
Xsight Labs Ltd. Series D	2/16/21	3,605
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.33%	922,130	8,046,416	8,668,018	1,911	-	-	300,528	0.6%
Fidelity Investment Grade Bond Central Fund	13,057,906	1,339,400	62,118	318,516	256	(1,840,465)	12,494,979	37.2%
Fidelity Securities Lending Cash Central Fund 2.34%	57,083	1,265,244	1,274,242	718	-	-	48,085	0.1%
Total	14,037,119	10,651,060	10,004,378	321,145	256	(1,840,465)	12,843,592

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Frontdoor, Inc.	-	119,659	97,277	-	(12,422)	(790)	-
Jabil, Inc.	453,034	-	437,734	931	253,668	(268,968)	-
Total	453,034	119,659	535,011	931	241,246	(269,758)	-

Sales proceeds in the table above include the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,377,334	2,364,637	12,697	-
Consumer Discretionary	3,138,228	3,014,430	120,118	3,680
Consumer Staples	1,803,528	1,803,528	-	-
Energy	1,237,271	1,237,271	-	-
Financials	2,820,673	2,667,991	120,802	31,880
Health Care	3,733,263	3,632,456	100,807	-
Industrials	2,102,980	2,069,615	10,326	23,039
Information Technology	7,006,214	6,612,853	294,195	99,166
Materials	714,235	714,235	-	-
Real Estate	731,939	731,939	-	-
Utilities	846,409	846,409	-	-

U.S. Government and Government Agency Obligations	10,597	-	10,597	-

Preferred Securities	2,287	-	-	2,287

Fixed-Income Funds	12,494,979	12,494,979	-	-

Money Market Funds	348,613	348,613	-	-
Total Investments in Securities:	39,368,550	38,538,956	669,542	160,052
Derivative Instruments:

Liabilities
Futures Contracts	(2,027)	(2,027)	-	-
Total Liabilities	(2,027)	(2,027)	-	-
Total Derivative Instruments:	(2,027)	(2,027)	-	-

Net Unrealized Depreciation on Unfunded Commitments	(726)	-	-	(726)
Total	(726)	-	-	(726)

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(2,027)
Total Equity Risk	0	(2,027)
Total Value of Derivatives	0	(2,027)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		August 31, 2022

Assets
Investment in securities, at value (including securities loaned of $41,079) - See accompanying schedule:	$26,524,958
Unaffiliated issuers (cost $20,087,959)
Fidelity Central Funds (cost $14,456,308)	12,843,592

Total Investment in Securities (cost $34,544,267)		$39,368,550
Foreign currency held at value (cost $1,712)		1,712
Receivable for investments sold		46,641
Receivable for fund shares sold		9,788
Dividends receivable		36,047
Distributions receivable from Fidelity Central Funds		655
Prepaid expenses		77
Other receivables		1,486
Total assets		39,464,956
Liabilities
Payable to custodian bank	$4,836
Payable for investments purchased	34,293
Unrealized depreciation on unfunded commitments	726
Payable for fund shares redeemed	18,132
Accrued management fee	12,915
Payable for daily variation margin on futures contracts	588
Other affiliated payables	3,676
Other payables and accrued expenses	2,457
Collateral on securities loaned	48,085
Total Liabilities		125,708
Net Assets		$39,339,248
Net Assets consist of:
Paid in capital		$32,638,300
Total accumulated earnings (loss)		6,700,948
Net Assets		$39,339,248

Net Asset Value and Maximum Offering Price
Balanced :
Net Asset Value , offering price and redemption price per share ($31,647,068 ÷ 1,241,717 shares)		$25.49
Class K :
Net Asset Value , offering price and redemption price per share ($7,692,180 ÷ 301,789 shares)		$25.49
Statement of Operations
Amounts in thousands		Year ended August 31, 2022
Investment Income
Dividends (including $931 earned from affiliated issuers)		$369,009
Interest		53
Income from Fidelity Central Funds (including $718 from security lending)		321,145
Total Income		690,207
Expenses
Management fee	$167,509
Transfer agent fees	44,405
Accounting fees	2,542
Custodian fees and expenses	504
Independent trustees' fees and expenses	151
Registration fees	603
Audit	157
Legal	54
Miscellaneous	192
Total expenses before reductions	216,117
Expense reductions	(1,422)
Total expenses after reductions		214,695
Net Investment income (loss)		475,512
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $6,060)	2,400,246
Fidelity Central Funds	256
Other affiliated issuers	241,246
Foreign currency transactions	(864)
Futures contracts	(25,476)
Total net realized gain (loss)		2,615,408
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $4,267)	(6,934,730)
Fidelity Central Funds	(1,840,465)
Other affiliated issuers	(269,758)
Unfunded commitments	2,444
Assets and liabilities in foreign currencies	(439)
Futures contracts	(34,870)
Total change in net unrealized appreciation (depreciation)		(9,077,818)
Net gain (loss)		(6,462,410)
Net increase (decrease) in net assets resulting from operations		$(5,986,898)

Statement of Changes in Net Assets

Amount in thousands	Year ended August 31, 2022	Year ended August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$475,512	$425,894
Net realized gain (loss)	2,615,408	4,497,159
Change in net unrealized appreciation (depreciation)	(9,077,818)	4,509,303
Net increase (decrease) in net assets resulting from operations	(5,986,898)	9,432,356
Distributions to shareholders	(4,444,353)	(2,233,189)
Share transactions - net increase (decrease)	1,859,354	2,873,760
Total increase (decrease) in net assets	(8,571,897)	10,072,927

Net Assets
Beginning of period	47,911,145	37,838,218
End of period	$39,339,248	$47,911,145

Fidelity® Balanced Fund

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$32.24	$27.37	$23.54	$25.33	$24.27
Income from Investment Operations
Net investment income (loss) A,B	.30	.29	.38	.42	.38
Net realized and unrealized gain (loss)	(4.09)	6.17	4.49	.08	2.55
Total from investment operations	(3.79)	6.46	4.87	.50	2.93
Distributions from net investment income	(.29)	(.29)	(.41)	(.40)	(.37)
Distributions from net realized gain	(2.67)	(1.31)	(.62)	(1.89)	(1.50)
Total distributions	(2.96)	(1.59) C	(1.04) C	(2.29)	(1.87)
Net asset value, end of period	$25.49	$32.24	$27.37	$23.54	$25.33
Total Return D	(12.80)%	24.83%	21.44%	2.61%	12.78%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.50%	.51%	.52%	.53%	.53%
Expenses net of fee waivers, if any	.50%	.50%	.52%	.53%	.53%
Expenses net of all reductions	.50%	.50%	.51%	.53%	.53%
Net investment income (loss)	1.05%	.98%	1.57%	1.82%	1.55%
Supplemental Data
Net assets, end of period (in millions)	$31,647	$37,819	$28,805	$24,969	$25,088
Portfolio turnover rate G	36% H	40% H	95% H	60%	66% H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Balanced Fund Class K

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$32.24	$27.37	$23.55	$25.33	$24.27
Income from Investment Operations
Net investment income (loss) A,B	.32	.31	.40	.44	.40
Net realized and unrealized gain (loss)	(4.09)	6.17	4.48	.09	2.55
Total from investment operations	(3.77)	6.48	4.88	.53	2.95
Distributions from net investment income	(.31)	(.31)	(.43)	(.42)	(.39)
Distributions from net realized gain	(2.67)	(1.31)	(.62)	(1.89)	(1.50)
Total distributions	(2.98)	(1.61) C	(1.06) C	(2.31)	(1.89)
Net asset value, end of period	$25.49	$32.24	$27.37	$23.55	$25.33
Total Return D	(12.73)%	24.92%	21.49%	2.74%	12.87%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.43%	.43%	.44%	.45%	.45%
Expenses net of fee waivers, if any	.42%	.43%	.44%	.45%	.45%
Expenses net of all reductions	.42%	.43%	.43%	.44%	.44%
Net investment income (loss)	1.12%	1.06%	1.65%	1.91%	1.63%
Supplemental Data
Net assets, end of period (in millions)	$7,692	$10,092	$9,033	$8,429	$9,157
Portfolio turnover rate G	36% H	40% H	95% H	60%	66% H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended August 31, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Balanced Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Balanced and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Investment Grade Bond Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment-grade debt securities.	Futures Restricted Securities Swaps	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3.Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value the Fund's investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2022 is included at the end of the Fund's Schedule of Investments.
Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.
Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Balanced Fund	$1,118

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 8,309,167
Gross unrealized depreciation	(3,572,476)
Net unrealized appreciation (depreciation)	$ 4,736,691
Tax Cost	$ 34,631,133

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 112,114
Undistributed long-term capital gain	$ 2,299,379
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,736,448

The Fund intends to elect to defer to its next fiscal year $446,097 of capital losses recognized during the period November 1,2021 to August 31, 2022.
The tax character of distributions paid was as follows:

	August 31, 2022	August 31, 2021
Ordinary Income	$ 1,821,812	$ 656,030
Long-term Capital Gains	2,622,541	1,577,159
Total	$ 4,444,353	$ 2,233,189

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.
Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.
At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.
Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.
	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Balanced Fund	Stripe, Inc.	$726	$(726)

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.
Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.
Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.
Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Balanced Fund	16,106,105	17,373,995

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Balanced Fund	7,482	79,467	216,180	Balanced, Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Balanced Fund	12,036	137,278	360,633	Balanced, Class K

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .38% of the Fund's average net assets.
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Balanced	$ 40,765.11
Class K	3,640.04
	$ 44,405

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Balanced Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Balanced Fund	$ 348

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Balanced Fund	1,509,680	1,505,275	145,484

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
Fidelity Balanced Fund	133

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Balanced Fund	$ 76

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Balanced Fund	$ 77	$ - (a)	$-
A Amount is   less than five hundred dollars.
9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,422.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended August 31, 2022	Year ended August 31, 2021
Fidelity Balanced Fund
Distributions to shareholders
Balanced	$ 3,513,610	$1,705,630
Class K	930,743	527,559
Total	$ 4,444,353	$ 2,233,189

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2022	Year ended August 31, 2021	Year ended August 31, 2022	Year ended August 31, 2021
Fidelity Balanced Fund
Balanced
Shares sold	153,031	211,084	$ 4,421,713	$ 6,162,545
Reinvestment of distributions	113,479	59,745	3,307,115	1,615,469
Shares redeemed	(197,918)	(150,244)	(5,573,068)	(4,364,986)
Net increase (decrease)	68,592	120,585	$ 2,155,760	$ 3,413,028
Class K
Shares sold	31,940	43,418	$ 913,583	$ 1,254,599
Reinvestment of distributions	31,940	19,517	930,743	527,559
Shares redeemed	(75,095)	(79,977)	(2,140,732)	(2,321,426)
Net increase (decrease)	(11,215)	(17,042)	$ (296,406)	$ (539,268)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Balanced Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.   Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures.   We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
October 17, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 to August 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period- C March 1, 2022 to August 31, 2022
Fidelity® Balanced Fund
Fidelity® Balanced Fund	.50%
Actual		$ 1,000	$ 900.90	$ 2.40
Hypothetical- B		$ 1,000	$ 1,022.68	$ 2.55
Class K	.42%
Actual		$ 1,000	$ 901.30	$ 2.01
Hypothetical- B		$ 1,000	$ 1,023.09	$ 2.14

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2022, $2,874,802,631, or, if subsequently determined to be different, the net capital gain of such year.

A total of 10.00% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $ 156,399,145 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Balanced designates 3%, 44%, 93%, and 93%; Class K designates 3%, 42%, 86%, and 87% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Balanced designates 5%, 49%, 100%, and 100%; Class K designates 5%, 47%, 100%, and 100% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Balanced designates 1% and 4%; Class K designates 1% and 4% of the dividends distributed in October and December, respectively, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Balanced Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.   The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that fund had a portfolio manager change in March 2019, October 2019, November 2019, January 2020, and January 2022. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.
Fidelity Balanced Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio .   The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board .

Fidelity Balanced Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.   The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.   The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.536127.126
BAL-ANN-1022

Item 2.

Code of Ethics

As of the end of the period, August 31, 2022, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Balanced Fund, Fidelity Balanced K6 Fund, Fidelity Puritan Fund, and Fidelity Puritan K6 Fund (the “Funds”):

Services Billed by PwC

August 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Balanced Fund	$94,300	$7,000	$44,300	$2,400
Fidelity Balanced K6 Fund	$71,400	$5,500	$21,400	$1,900
Fidelity Puritan Fund	$143,200	$10,100	$149,500	$3,400
Fidelity Puritan K6 Fund	$66,000	$5,900	$20,700	$2,000

August 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Balanced Fund	$87,400	$7,300	$36,200	$2,600
Fidelity Balanced K6 Fund	$68,000	$5,900	$22,200	$2,100
Fidelity Puritan Fund	$119,000	$10,400	$90,600	$3,600
Fidelity Puritan K6 Fund	$71,200	$6,500	$21,200	$2,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2022A	August 31, 2021A
Audit-Related Fees	$7,914,600	$8,959,700
Tax Fees	$353,200	$11,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2022A	August 31, 2021A
PwC	$13,509,300	$14,484,500

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 20, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 20, 2022